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            14a-6(e)(2))

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                              NYMEX HOLDINGS, INC.
--------------------------------------------------------------------------------
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
                              [ERIC BOLLING PHOTO]
                                  ERIC BOLLING
                              --------------------
                               ERIC BOLLING (RBI)

     Eric Bolling (RBI) has been a member of NYMEX since 1988. He currently owns three seats on the NYMEX. Eric serves on the Natural Gas Advisory and Local Advisory Committees. In the past, Mr. Bolling has served on the Adjudication, Floor and Options Advisory Committees. Additionally, he is both a seat owner and member of COMEX and NYBOT.

     Mr. Bolling began at NYMEX as a floor broker for SHB Commodities in 1988. Previously, he worked for Mobil Oil as a marketing representative. His career in the Energy industry began after a shoulder injury ended his career with the Pittsburgh Pirates in 1985. He received a Bachelor of Arts in Economics from Rollins College in Winter Park, Florida in 1984.

     Mr. Bolling says, "Two years ago, people were convinced that our open-outcry system was a dinosaur about to become extinct. We were told that Enron Online and other electronic platforms were the wave of the future. Today the collapse of Enron has put the energy trading community and NYMEX on the front page of every newspaper."

     Mr. Bolling believes that the advantages of doing business in an open-outcry environment where trading is completely transparent and strictly regulated have finally become apparent to the world at large. He is very conscious of the task at hand and is dedicated to giving 110% to integrating the best of open-outcry with the best of electronic order routing in order to make our markets as efficient as possible.

     Mr. Bolling envisions a day when a trader can click on his computer and directly route his energy order to his broker in the pit, to NYMEX's e-mini platform or to NYMEX's OTC platform. Mr. Bolling sees this as an opportunity that will open the door for "new players" to enter our markets, which in turn will enhance NYMEX's value. "I truly believe that the next 3 years will determine what role NYMEX serves in the energy community for the next 30 years."

     This past November, Mr. Bolling held a fundraiser benefiting the 'Widows and Children of the New York Firefighters Fund'. During the summer, Mr. Bolling serves as a mentor to the MBF Clearing Corporation summer intern program. Mr. Bolling currently resides in Livingston, New Jersey with his wife Adrienne and son Eric Chase, 3.

ERIC BOLLING SPEECH

     Two years ago we were all convinced that our open-outcry system was a dinosaur about to become extinct. We were told that Enron Online and other electronic platforms were the wave of the future. Instead, open outcry has prevailed, and will continue to prevail. Supporting pit trading has always been the highest priority for me. For as long as I have traded natural gas, I have made it my business to ensure that all trading activity, including cross trade activity is legitimate. I guarantee that I will bring the same resolve and passion to the Exchange if elected to the Board.

     Today, the collapse of Enron has put the energy trading community and NYMEX on the front page of every newspaper. The advantages of doing business on an open-outcry exchange where prices are completely transparent and trading is strictly regulated have become apparent to the world at large. The Enron debacle has become our generation's version of Watergate. We have seized the momentum back from our electronic competition and the ball is now in our court.

     If elected, I guarantee that I will give 110% to integrate the best of open-outcry with the best of electronic order routing to make our markets as efficient as possible for traders both on and off the floor. I look forward to the day when a trader can click on his computer and directly route his energy order to his broker in the pit, to our e-mini platform or to NYMEX's OTC platform. This will open the door for "new players" to enter our markets creating additional trading floor opportunities on the floor, while enhancing our value. I truly believe that the next 3 years will determine what role NYMEX serves in the energy community for the next 30 years.

     In November, after I decided that I was going to run for the board this coming March, I purchased an additional NYMEX membership for over 800k. I felt there was no better way to show my personal commitment to this Exchange.

     My platform can be summed up by two main goals: Maximize the value of our NYMEX equity while maximizing the opportunities on the NYMEX trading floor.

NY Mercantile Exchange
1 North End Ave
Suite 1301
New York, NY 10282

Phone: 212-766-5995
Fax: 212-766-2424
Email: nymerc1107@yahoo.

[ARTWORK]

Bucc Trading Corp
007 clearing member



Dear Fellow Member,

I am a candidate for the Board of Directors of NYMX Holdings Inc. in the At-Large Category.

Enclosed please find my Biography and a statement of my thoughts to the membership.


Respectfully,


Richard Buccellato
Fellow Member

--------------------------------------------------------------------------------
NY Mercantile Exchange                                                    [LOGO]
1 North End Ave
Suite 1301
New York, NY 10282

Phone: 212-766-5995
Fax: 212-766-2424
Email: nymere1107@yahoo.



Bucc Trading Corp
007 clearing member




Dear Fellow Member,

As election time is approaching, I would like to take this opportunity to remind you that I am a candidate for the Board of Directors of NYMX Holdings Inc. in the At-Large Category.

Enclosed please find a follow-up statement of my thoughts to the membership.

Respectfully,


Richard Buccellato
Fellow Member






--------------------------------------------------------------------------------

                               RICHARD BUCCELLATO
                                     "BUCC"


Richard Buccellato has both trading experience and diverse business interests which make him a strong candidate for a position on the Board. "Bucc," as those at the Exchange know him, has been a NYMEX member since 1974, a COMEX member since 1979 and a COTTON member since 1977. In 1972, the inception of his career, he worked as a clerk for a floor operation owned by his brother Victor. In the last 30 years he has operated a floor brokerage operation, a clearinghouse for locals, B&B Commodities, and a self-clearing house, Bucc Trading Corp. 007, which is still active today. During his tenure, Bucc has served on numerous committees and currently serves on both the NYMEX Adjudication and Finance Committees. In addition, since its origination, he has been a Director of the Commodity Floor Brokers and Traders Association.

Bucc has diversified business experience and interests in addition to those associated with the Commodities Industry. He has owned and managed many businesses related to the Internet, Real Estate, Insurance and Manufacturing Industries, which have profited in important sectors of our economic structure. For example, HMS offers invaluable insurance coverage to home buyers via realtors on a national basis. Bucc's solely owned company, Buccel, owns the exclusive right to sell the HMS plan to buyers in the eight states which comprise the Northeast Corridor. Additionally, Bucc is co-owner of Seal Brand Products, an import/export manufacturer of a wide variety of patented plastic products currently being offered on the QVC Network and on the shelves of your local supermarket.

Bucc's trading experience and diversified business interests merged in 1999 when he was the first to bring electronic trading in equities to our downtown area. Although he was raised prior to the internet revolution occurred, Bucc's vision of an ever changing economy and trading industry led him to enter a partnership with Tradescape Corp., a premier securities electronic trading platform company in 1999.

While Bucc is proud of his accomplishments in businesses unrelated to trading, our industry remains his focus and passion. He recognizes that it has been the trading industry which has afforded him unlimited opportunities, both professionally and personally. With this recognition has come a sense of gratitude and loyalty to our industry as whole.

At a time when the board must be acutely aware of external factors and the ramifications of becoming a for-profit corporation, Bucc realizes that sometimes, what is best for the entity is not necessarily what is best for its members or stockholders. Bucc stresses that the transient nature of our industry requires that its board members not only possess the insight to anticipate and react to the inevitable changes the future will bring, but also the conviction to defend and protect the rights of those who have made this industry what it is today.

Bucc was raised in Bensonhurst, Brooklyn. He attended Lafayette H.S., and Pratt Institute of Art, and is an alumnus of Mondell Institute of Architecture. He and his wife, JoAnn, have four daughters and have resided in Holmdel, NJ for over 20 years. Bucc believes that his strongest qualities are loyalty and common sense, and that they both are derivatives of being street smart.

STRONGEST PHILOSOPHY: "Don't live to work, work to live."

GREATEST ACCOMPLISHMENT: Creating with his wife a family that consists of individuals who never forget the importance and value of family.

                               RICHARD BUCCELLATO
                                 (732) 739-0403
                                 Buccel@aol.com


Fellow Member:

Thank you for the opportunity to represent you in the Election to the Board of Directors of NYMEX Holdings, Inc. in the At Large Category. My tenure in our industry has been unusually diverse and has provided me with a true understanding of what the At large Category represents. In the last 30 years I have been an Equity Holder, a Floor Broker, a FCM, a Self-Clearing Member, and a Local. During this time I have been able to develop strong relationships with many of the current Board members representing the Trade and Public sectors.

I am also intimately involved in businesses in the Internet, Real Estate, Insurance, and Manufacturing Industries. While I am proud of my accomplishments in these businesses unrelated to futures trading, our industry has always been my focus and passion. I am well aware that the trading industry has afforded me unlimited opportunities, both professionally and personally. With this recognition has come a sense of gratitude and loyalty to our industry as a whole.

The ramifications of becoming a for-profit corporation, external factors, advancements in technology, and vigorous competition have presented us with unprecedented challenges and opportunities which must be addressed by all the sectors of the Futures Industry. The Floor Community, Trade, FCMs, and Equity Holders, must find ways together to achieve our common goal of maximizing our Futures Industry as a whole, while still promoting each sector's individual interests.

As election day approaches, my goal remains that the interests of those members who have made our industry what it is today are being represented when the Board convenes to make decisions regarding our value in this industry. In the last 30 years I have literally been arm and arm with you in these trading pits. However, to ensure that everything we have created will be maintained and prosper in the future, the Board we elect must possess knowledge and foresight in the industry and business on a broader level. The challenges we face are more diverse than ever before. Accordingly, our Board must consist of members with diverse business experience and knowledge. Should you elect me, my 30 years of experience in our industry and in businesses unrelated to our industry will serve as an invaluable asset to our Board.

I, like each of you, remain our industry's loyal soldier, and I am asking for your vote.


Very truly yours,


Richard Buccellato

                               RICHARD BUCCELLATO
                                 (732)739-0403
                                 Buccel@aol.com

Fellow Member:

General Douglas MacArthur once said, "There is no security on this earth, only opportunity." The ramifications of becoming a for-profit corporation, external factors, advancements in technology, and vigorous competition have presented us with significant challenges which must be addressed immediately. With these new challenges, however, come unprecedented opportunities. To maximize and secure our continued value in the Futures Industry, we, the Floor Community, Trade, FCMs, and Equity Holders, as partners must find ways to seize these opportunities together. These sectors of our Futures Industry each have valid individual interests they seek to promote, however, there must be harmony among the sectors to achieve our common goal of maximizing our Futures Industry as a whole.

Knowledge, of both our strengths and weaknesses, will ultimately dictate our existence provided our interests are being advocated when the Board convenes to make decisions regarding our value to the Futures Industry. While these decisions are being made, the Board must be continually reminded of our significance in this industry. Since the inception of our Exchange, we have embraced the fundamental principle of capitalism, a fluctuating market premised on supply and demand. Through open outcry we, as humans, are often the catalyst to price movement. As a group under one roof, we add to the significance of a transparent market which, through multiple means of communication, is felt at all the corners of our financial world. The effects of what we have done as a group are also evident on a personal level. The unity and friendships we have created, the staffs we have employed, and our ability to speculate for profit on and off the floor provide support and structure to our industry. We are a unique sector of our Industry and, ultimately, we have purpose because we are unique.

For the last 30 years I have had the fortune of earning a living doing something I am proud to do and doing it along side of people I am proud to know. I am grateful to our industry for the opportunities it has afforded me. It took the foresight and ingenuity of our forefathers to develop the concept of our exchange. It took the sacrifice of our past members to make our exchange a reality. It took our members through trials and tribulations to turn the reality of our Exchange into a global financial industry of enormous magnitude.

I am also concerned that our profession is faced with unprecedented challenges. The challenges we face must be confronted and embraced as new opportunities, which compliment, not replace, our proven system of open outcry. Now it will take board members with conviction and vision to defend and protect the rights of those who have made this industry what it is today. Those of us who have shared our lives in these trading pits have created a level of value and pride that I only hope will be maintained in the future of our industry. To achieve this goal, I, like each of you, remain our industry's loyal soldier, and I am asking for your vote.

Very truly yours,

Richard Buccellato

Joseph Cicchetti "CICH"
NYMEX Box 66 One North End Avenue
New York, NY 10282
1-908-757-7502
jcicchetti2@comcast.net

                                                              2/2/02
Greetings,

     I have traded under the shadow of the World Trade Center for more than twenty-seven years. My life will never be the same. This year while working with our Chairman Vincent Viola, I learned of a new elevated level of leadership. Working with Mitchel Steinhause, Richard Schaeffer, and Bob Coakley, I gained an even greater sense of unselfish loyalty and dedication to NYMEX.

     Last year I vowed to work hard, and I have. This year was unprecedented and unparalleled in the annals of history, it demanded HARD work from everyone, the Board, our staff our President and Vice-presidents. This is truly a force for strength, solidarity with vision for the future. I am PROUD to be a part of it.

     My career and my future are NYMEX. I will continue to represent all of our members concerns and ideas. I strive to put NYMEX's best foot forward at all times. I am a diligent watchdog for the interests of all the FCM's, traders, brokers and supporting personnel.

     I have served on one or more NYMEX committees every year for the past 26 years. I know the exchange, I know the people, I will continue to press forward with vision for the future and towards "greater profitability". This years bold accomplishments, cuts in overall expenditures, a leaner trimmer budget and profitable innovative business initiatives are evidence of that. NYMEX represents a major part of my net worth, I will NEVER endorse or vote for any policy that would deplete or dilute our equity or investment value.

     I ask for your vote and continued support, for the incumbent position in the equity category. I encourage you to contact me with your questions. I am always available by phone, email or on the trading floor.

Thank you,
Sincerely,

Joseph Cicchetti "CICH"

                            JOSEPH CICCHETTI "CICH"

     Joseph Cicchetti has traded commodities on NYMEX as a ring trader and floor broker for more than twenty-seven years. He is a member of the New York Mercantile Exchange and the New York Board of Trade. He developed the Tradewise Technical System for the education of professional ring traders and brokers, and created the "MarketWatch" a technical trading report used by over 400 NYMEX Traders daily. Early in 1977 he created advanced technical concepts and strategies for trading commodities and stocks. With the advent of the CPU and increased software developments, Tradewise has evolved into a leader in the production of technical trading reports and educational services.

     Joseph Cicchetti is an educator and lecturer, conducting public and private seminars on the art of technical trading. He is also a professional instructor for NYMEX's ring traders. He is a member of the NYMEX Training and Education committee and Technology Committee. Served for many years as a veteran member of the NYMEX Business Conduct Committee, and Floor Committee. He is currently the Equity representative to the NYMEX Board of directors. He is registered as a Commodity Trade Advisor, a Floor Broker, and a Business Information Newsletter Publisher. He is associated with the largest commodity clearinghouses, affiliated with members of the New York Stock Exchange, the American Stock Exchange and the Philadelphia Stock Exchange. He is currently trading, managing and consulting with some of the larger Futures and NASDAQ day trading operations located at NYMEX. He is an original member of the NYMEX equity advisory committee.

BOB COAKLEY
UNDERSTANDING MY VOTING RECORD
-------------------------------------------------------------------------------

As chairman of the floor committee I have had to make decisions that sometimes appear to be against the wishes of the floor community. That perception could not be further from the truth. Everything I have done has been to preserve the exchange, and to protect the floor and the open outcry environment.

                                    *******

The Natural Gas opening time changed from 10:00 am to 9:30 am. At that time Enron Online had moved their opening time to 9:00 am. I, along with other board members, felt that Enron was stealing market share from us. Once a trader started the day on Enron Online, the trader would then continue using Enron for the remainder of the day. I felt that it was either 9am or 10am. Opening at 9:30 would not change that competitive threat, since it still left a half hour gap. My belief was to put our traders up against their system.

                                    *******

September 11th took a personal and professional toll on us all. We were robbed of our colleagues and the NYMEX community was seriously threatened. For me it was time for action. I was one of the core people who focused on bringing NYMEX back. I set up the temporary office at the Palace Hotel and met with the Mayor's Office of Emergency Management to gain entry into our building. To get our people back to work, I set up a transportation plan that gave us access into the red zone. And, I assisted in our power and phone needs. While others watched from afar, I worked around the clock for six straight days with Chairman Viola to bring us back together. I did this so that we could trade open outcry and not have our contracts transferred to a competing electronic platform.

It was also a time for compassion. We all endured huge personal losses and yet we had to prepare ourselves for the future. As chairman of both the member benefits committee and the training and education committee, I was able to coordinate and retain grief counselors to assist our members, our support staff, and all building occupants. In addition to addressing the emotional impact of the crisis, I created the Fire Evacuation Teams, a lasting process to protect our community. This structure enables us to gather and disseminate information more quickly and improves personal safety for all in the building.

During the time of chaos, I also kept an eye on the business issues. I was concerned that we were losing a lot of volume to IPE during the 2:30-3:10 time period. Once IPE also decided to close at 2:30, the competitive threat went away, as did my quest to match the longer hours.

                                    *******

As chairman of the floor committee, my resolve has always been to bring real value to the traders. Over a year ago I worked with the floor committee and compliance to create an order trail class to assist members' pit card submission. I continue to help teach this class so our members can comply with CFTC regulations, and get out from the circle of fines.

                                    *******

The chairmanship of the floor committee has always been a thankless and unappreciated position -- especially during election time. Nevertheless, I am dedicated to the floor. I make my living as a trader. I hope you can see that all my actions and decisions are intended to preserve open outcry and to increase the opportunities of our trading community.

Good afternoon fellow members. I am Bob Coakley, and unfortunately today I only have three minutes to convince you that I deserve your vote.

The next three years are pivotal for NYMEX. Electronic Exchanges are competing for our market share, and WE need to adapt and make some changes. We should, and need, to offer products that provide price transparency with an OTC clearing facility. This will increase floor-traded volume and demonstrate our commitment to the entire energy industry. I am running for Vice Chairman because we cannot afford to spend the next three years without developing real competitive products and successfully integrating them into the NYMEX mix so that we professional traders have access to these products.

I am the candidate that will get things done. You have probably heard me say "Dot the I's and cross the T's." That is because success is secured by managing the details. The NYMEX projects I've been involved with have been completed on time and on budget.

I do not wish to trade on the emotions of September 11th, but I think my actions in response to this crisis tell a great deal about me and are worthy for your consideration. I immediately rolled up my sleeves. I was here, working side by side with Chairman Viola. For six straight days I did what had to be done to get NYMEX back up and running. I set up the command post at the Palace Hotel. I played an integral role in getting us back into the building, and worked to get our systems up and running. I did this so that we could trade open outcry and not have our contracts transferred to a competing electronic platform. Once we were back in business, I arranged for grief counselors and developed the Fire Evacuation Teams.

But this speech is not about history, it's about the next three years and our collective future. My track record proves I have the ability to perform and lead.

As Vice Chairman, I will focus on three core strategies to ensure the long-term viability of the exchange. I call them the three "P's." One. Continue to protect the NYMEX assets (its people, its infrastructure and its data). Two. Preserve and improve the competitive value of open outcry trading. Three. Drive profitability to increase shareholder's value.

In addition, based on my intricate knowledge of our floor operations and our exchange systems, I will ensure that the correct technology introduced will serve to expand open outcry. I will be delighted to get into more details of this technology during the Q&A session.

I appreciate the opportunity you have given me to represent your issues in the "at-large" category. I'd like to continue to work for the membership with the additional responsibilities that come with the Vice Chairmanship. Based on the exchange's strategic agenda, my persistent attention to detail can best be exploited in this position. Trust me when I say that this is not an ego trip. It is my love and deep respect for this institution and it's membership that motivates me to serve. I seek your support so that we can jointly achieve our strategic objectives together.


Thank you.

                            Robert Coakley ("SWIM")

Mr. Robert Coakley graduated from Fordham University in 1985 with a Bachelor of Science Degree in Accounting and a Bachelor of Science Degree in Finance. While at Fordham University he was a 1984 Olympic trials qualifier in the 1500 meters swim.

Upon his graduation from Fordham, Mr. Coakley went to work for Neuberger and Berman's Risk Arbitrage Group. In 1987, he joined the retail arm of the International Trading Group's Commodity Options Sales Department. In this position, he became intricately involved in NYMEX futures and options trading. His success in the energy retail sector convinced Mr. Coakley that he can best serve his clientele from the NYMEX trading floor. In 1990, Mr. Coakley became a NYMEX Member.

Currently, Mr. Coakley is the President of Win Futures Inc., a brokerage firm which transacts business in NYMEX Crude and Heating Oil Futures contracts. He is also an active trader in the crack spread area and in the Unleaded Gasoline ring.

Mr. Coakley was elected to the Board of Directors in 1999 in the At-Large Category. As an incumbent member of the NYMEX Board, Mr. Coakley could have opted to seek re-election from his current At-Large category, but feels that he can be a more effective director and make an even greater contribution to NYMEX's future as its Vice-Chairman.

Mr. Coakley is presently Chairman of the Floor, Settlement, Training and Education, as well as the Members Benefits Committees. Mr. Coakley is also the Vice-Chairman of the Finance and Control Committees. As a NYMEX member for the past decade, he has served on almost every Exchange committee, and is thoroughly familiar with all of NYMEX's operational and managerial divisions. Mr. Coakley is presently working with the Information Services Department to introduce a hand-held wireless EACCESS system to be used on the floor to trade the Henry Hub swap contract. Mr. Coakley believes his understanding of technology and the Exchange's systems will be very helpful in the future of developing systems needed to integrate the floor and enhance open auction outcry trading. In addition, after the events of September 11th, Mr. Coakley created a Building Emergency Evacuation Team that is used to account for everyone in the building as well as a quick response to unanticipated emergencies.

Mr. Coakley believes that NYMEX's future growth will come from the creation and introduction of new tradable instruments that are directly pegged to NYMEX's current liquid product mix. These new trading instruments will attract a larger universe of participants that to date have not availed themselves to our menu of energy products. Currently, Mr. Coakley is working on a new product, which, in his opinion will, markedly increase trading volume that will benefit every segment of the NYMEX/COMEX membership and its users.

Mr. Coakley believes that the recent Enron saga has presented NYMEX with new opportunities, and if elected Vice-Chairman he fully intends to use his new position to insure that the membership will get its fair representation and an outspoken voice to secure these opportunities.

Always the optimist, Mr. Coakley has not given up on a viable NYMEX electricity contract. If elected and imbued with this new authority, Mr. Coakley intends to revisit the possibility of creating a contract that will provide this energy sector with a viable hedging instrument.

Mr. Coakley understands that as Vice-Chairman you must have a working relationship with the Chairman. He believes he has proven this with the instrumental role he played working side by side with Chairman Viola in the re-opening of NYMEX after the September 11th attacks.

Mr. Coakley has extended his swimming experience into the charitable arena through his active involvement with Swim Across America, a non-profit organization which raises money to fight cancer. He serves as the treasurer on Swim Across America's board which donates approximately 90 cents on the dollar to cancer research. He is the founder of the Hudson River Swim, which has raised
3.7 million dollars for cancer research at Memorial Sloan Kettering's Swim Across America Lab.

Mr. Coakley also enjoys teaching scuba diving, he holds a master scuba diver trainer instructors rating with PADI. He also holds a United States Coast Guard 100 ton Masters Captains License. Mr. Coakley is the owner of Kitchell Developers, which builds homes in New Jersey. Mr. Coakley currently lives in New Jersey with his wife of seven years, Lisa. Mr. Coakley is asking all shareholders to support his candidacy as NYMEX's Vice-Chairman.

DAN DICKER ADDRESS TO
NYMEX SHAREHOLDERS
THURSDAY, MARCH 7, 2002

My fellow shareholders -

     It is once again an honor and a privilege to stand before you as a candidate for a seat on the Board of Directors.

     The past year has seen our new leadership at NYMEX successfully address many of the issues that inspired my previous run for a board seat last year. In particular:

     An extensive cutback in staffing and a reduction in expenses have made the Exchange profitable once again this year - though of course not to the degree we would like to see.

   Also, our expensive attempts to develop an independent electronic platform, enymex, was, in my view, correctly abandoned, before it had evolved into a bottomless money pit.

     Most notably though, The swift and heroic efforts of our leadership in the wake of the 9/11 tragedy not only enabled us to get our business back up and running in record time - they also served to minimize our financial exposure and helped us all cope with the personal losses and trauma we all experienced on that dreadful day.

And yet, one can't help but feel that the strength of our organization has been due at least as much to our good fortune as to long-range foresight and planning.

    The uncompleted and somewhat strange restructuring plans of the IPE; conflict of interest issues and questions of liquidity on the ICE; but, most especially, the wholesale collapse of Enron and its E-Online platform - have all helped NYMEX emerge as a more powerful player in ways none of us could have ever expected.

But much work needs to be done if we are to take full advantage. As Washington and the Nation continue to question Enron and its freewheeling, undisciplined, unregulated business model - It is critical that we demonstrate that we are the exact opposite. After all, we are - and always have been - federally regulated, and all trades are guaranteed by our clearinghouses, as you are all well aware.

     The opportunities for political support and widespread recognition for the NYMEX may never be greater. Further, this kind of support could make for an excellent springboard for expansion - not only for our clearinghouse system, which is the cornerstone of our legitimacy, but also into new products.

     It's no secret that I have long pushed for the reintroduction of Electricity futures onto our Exchange, and the time to do so is NOW. The national process of electricity deregulation - although slowed somewhat by the California energy crisis - continues nonetheless - no one can put the deregulation genie back in the bottle. I strongly feel that Electricity represents our best opportunity for new, long-term and continuously profitable contracts - and we should move soon, as Enron's collapse has left a vacuum in the power markets which Nymex is uniquely able to fill. Although it may sound simple, we are an Energy exchange and Electricity fits us just too well not to work.

     I truly believe that we have only begun to tap into our full potential, and as a representative of your Board, I will work my hardest to make sure that promise is fulfilled. A merger or an IPO or some other desirable restructuring will take care of itself when we come closer to maximizing our potential and our bottom line. As your representative, I want to help us do that.

     In closing, I want to touch briefly on a subject that is dear to my heart and to many of yours, too. - I would like to see us try to do more for my friend Mike Milano, a longtime, dedicated member of this organization who was forced to retire after a sudden need for extensive heart surgery. Mike has had great difficulty in getting paid on disability policies funded by our Exchange, and his day in court still seems to be more than a year away. Mike was someone who helped provide the trading floor with liquidity early on when there was very little to be had, and was a member that everyone was proud to know when he was working here. If there is anything more that we can do to help Mike get what he deserves, I'd like to see us do it.

Finally, I want to comment on the response of our entire exchange community to the aftermath of September the Eleventh - traders, brokers and staff. It's been something really, really special for me to see. Through very very tough conditions, our community responded with equal amounts of bravery, compassion and grace. It's made me particularly proud to be a member of Nymex and I would be prouder still, with your support, to be a member of your board.

Thank you. I look forward to serving you.

Daniel Dicker  Born: May 4, 1960
Married: 2 children - Samuel, age 11  Rachel, age 10
Wife - Barbara
Residence: 20 Ascot Ridge, Great Neck, N.Y. 11021
School: State University of NY @ StonyBrook: BA 1982 (History)
Work History: Commodities Trader, NYMEX since 1984 (Own 2 memberships)
Extracurricular: Play trombone, chess and build Hi-fidelity sound equipment
                 Swim for the NYMEX "Swim Across America" fundraiser

Fellow Shareholders,
The last 10 months have seen new leadership at NYMEX address, if not resolve, many of the issues that inspired my previous run for a board seat last year. E-NYMEX, a potentially crippling financial burden has been effectively abandoned. In addition, the cutting of staff and the reduction in unnecessary expenses have made the exchange profitable once again this year, if only marginally so. The heroic efforts of our leadership allowed us to move swiftly and decisively beyond tragedy of 9/11, minimizing our financial exposure and helping us all cope with our personal losses. The strength of our seat prices reflects some of this progress we have made.

Yet, one cannot help but feel that the recent health of our organization is due more to good fortune than good foresight. The hiccups in the restructuring of the IPE, the questions of liquidity on the ICE, but particularly the rapid demise of Enron and its E-Online platform have all contributed to making our Exchange the premiere vehicle for energy trading and risk management. But I fear that this advantage will not last long unless we actively pursue our "lucky" circumstances.

As Washington and the business community recoil from Enron and its freewheeling, undisciplined, unregulated business model, our Exchange and its business practices should stand in sharp contrast; we are federally regulated and all trades are guaranteed by our clearinghouses. The opportunities for political support and widespread recognition have never been greater. Further, this newly found support could become an excellent springboard for expansion - not only in our clearinghouse structure, but also into new contracts. In particular, I have continued to urge that NYMEX reintroduce electricity futures. The national deregulation of electricity, although slowed by the California crisis, will nonetheless continue. In my view, electricity represents our best opportunity for a new, long-term, continually profitable group of contracts - particularly since the playing field of viable electricity commodity instruments has again been emptied by Enron's collapse.

I believe that we have only begun to tap our full potential. Mergers, IPO's or other wishful restructurings will become more than mere rumor when we come closer to realizing that potential. I ask for your support to so that I may help our exchange accomplish that.


Sincerely,
Daniel Dicker
(DANO) 917-402-2860 dbdicker@worldnet.att.net

                                MELVYN J. FALIS
                                PUBLIC DIRECTOR



     I presently serve as a Public Director on the Board of Directors of NYMEX and seek re-election in that capacity.

     NYMEX is entering its most critical stage as an Exchange in its long existence. As a result of the recent approval by Congress of legislation affecting the manner in which commodities are traded throughout the world, NYMEX must not only maintain its competitive edge with other Exchanges, but as a matter of greater importance, act to withstand direct competition from private industry.

For more than 20 years, I have been closely dedicated to the NYMEX community. I previously served as General Counsel of NYMEX and was a principal author of the Heating Oil Contract. In that capacity, I met in person with each of the Commissioners of the CFTC to assure that NYMEX and its members be given the opportunity to achieve that historic breakthrough in the oil industry. Prior to serving as NYMEX's General Counsel, I was commodities and securities counsel for one of the largest Futures Commission Merchants (FCM) in the world. In that capacity I coordinated the FCM's business development plans in Latin America, Europe and Asia. I appeared before the House and Senate with respect to changes in business outlook and commented on various business proposals offered by Congress on both commodities and securities. While continuing my representation of all facets of the industry, I further serve as a public member on the Board of Directors of the Commodity Floor Brokers and Traders Association (CFBTA).

     NYMEX must have the foresight to contend with an industry that is changing dramatically and will so continue in the foreseeable future. Keeping pace with other Exchanges is simply not enough, anymore. To achieve set goals requires a most vigorous and unrelenting effort which I will continue to do.

Stephen L. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. Throughout his 28-year career, he has advanced himself in the industry holding various positions covering a broad range of functionality both in operations and trading.

He currently is the conferring member and Deputy Managing Director-Tangible Commodities of FIMAT USA, Inc., a wholly owned subsidiary of the Societe Generale Group. Fimat is currently ranked #4 as a NYMEX clearing member, clearing customer business.

Over the years, he has served on various exchange committees and currently serves as a member of the COMEX Business Conduct Committee, as well as being a Board Member of the NYBOT Clearing Corporation.

During his tenor, he has served on many Futures Industry Association operations committees, the Board of Directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992.

Mr. Forman feels that he can provide a broadened awareness of industry insights as a NYMEX Board representative. "There are many challenges that still face us, such as open outcry, creative technology, innovative product development and cost reduction, to name a few. Most importantly, the membership has to be confident that the candidates they choose (for whatever category) will represent their collective concerns and be able to communicate a bipartisan agenda for discussing and resolving issues that affect us all."

He is married and has three children, Alyssa (20), Gregory (17) and William (1) and resides in New Jersey.

[PRUDENTIAL FINANCIAL LOGO]                   PRUDENTIAL SECURITIES INCORPORATED
                                              One Liberty Plaza, 46th Floor
                                              New York, NY 10006-1486
                                              Tel 800 552-2243  Fax 212 978-1013



Anthony George Gero is a Senior Vice President of Investments, First Vice President of the Futures Division and a President Council Member of Prudential Securities. Mr. Gero is also a First Vice President of Prudential Securities Incorporated.

Mr. Gero is a Director and has been a member of NYMEX since 1966 and has served on the Board of Directors for 22 years. He now chairs Government Relations, Stock and Index Futures, the European Advisory, Asia Pacific and Latin America Committee. Currently he serves on the Membership and Metals Committees. He is also a member of the FCM, Business Conduct, Clearing House, Petroleum Delivery, Compliance Review and Adjudication Committees, as well as many other sub committees. Formerly he Chaired the Finance, New Products and Presidential Search Committees and was a member of the Executive Committee. As Chairman of the 1988 Benefits Committee, Mr. Gero pioneered the Retention Plan and insurance for members. He guided the Clearing House Committee in revising the Clearing House Rules, for which the Board of Directors adopted a special resolution of commendation. He now serves on the FCM Committee of the FIA.

Mr. Gero is also a member of all the CEC Commodity Exchanges and the AMEX and serves on the Finance, Admissions and Nominating Committees for other CEC exchanges. In 1988 and 1991, Mr. Gero served as Chairman for the NYMEX Nominating Committee. Recently, he chaired NYBOT Nominating Committee. For over 10 years, he was an Allied Member of the New York Stock Exchange, and a member of the Hearing Board. He now serves on their Arbitration Panel. He also authored a text called Precious Metals. Mr. Gero is presently Chairman of the Commodity Floor Brokers and Traders Association, which includes members of all the CEC Exchanges. He has also served as a Director of the CEC and is the Secretary of the Futures and Options for Kids Fund. He was elected to the Board of the FINEX and the NY Cotton Exchange in 1995. Commodity Clearing Corp. elected him Director in 1996. The IPMI, International Precious Metals Institute elected him Director in 1999.

Previously he served as a member of the Joint Task Force, Steering Committee, Swap and OTC Derivative Product Committees of the Security Industry Association and the FCM Committee of the FIA. Mr. Gero was Director of Research and Director of International Divisions of several New York Stock Exchange Firms.

Mr. Gero graduated from the New York University School of Commerce. He received his Investment Banking Certificate from the Investment Bankers Association at the Wharton School in 1965, and is an Associate of the Financial Accounting of Great Britain.

[PRUDENTIAL FINANCIAL LOGO]                   PRUDENTIAL SECURITIES INCORPORATED
                                              One Liberty Plaza, 46th Floor
                                              New York, NY 10006-1486
                                              Tel 800 552-2243  Fax 212 978-1013



Dear Fellow NYMEX Members:


My name is ANTHONY GEORGE GERO (ANT) and I am asking for your support in the upcoming NYMEX Board of Directors' elections. I am a candidate for re-election in the Trade House category. I ask for your vote because of my:

- EXPERIENCE with industry as well as floor issues. In my role as First Vice President of the Futures Division at Prudential Securities, my responsibilities cover a gamut of contracts, including all of those on NYMEX -- oil and metals. I understand and respect the needs of the trade and the role of the broker. I started as a floor broker, became a trader many years later and wrote a textbook in 1984. I know NYMEX first hand, having served on countless committees such as options, floor, petroleum delivery, new contracts, long-term planning and metals. I have also had experience in crisis situations at the exchange, such as September 11.

- RESPECT for the role of the "floor" and the functions "locals" play in providing risk management opportunities for the industry. As Chairman of the Commodity Floor Brokers and Traders Assn., I keep abreast of legislative issues that affect our open outcry system of trading. It is a proven system that provides financial guarantees for trades, risk management for the industry and opportunities for investors.

- DEDICATION to the exchange. I have been a NYMEX member since 1966 and have served on its board for 22 years. I served as an executive committee member and also as treasurer for many of those years. Recently, I have concentrated my efforts on legislative issues, frequently traveling to Washington on our behalf and keeping abreast of industry-related events.

I would be honored to again serve on the NYMEX board. If elected, I will take my responsibilities seriously, working tirelessly to ensure that the industries' and investors' Needs are met. So, when casting your vote on March 19, please consider me. If you have any questions or concerns, just call me at 212/978-1036.

Sincerely,

/s/ Anthony George Gero

ANTHONY GEORGE GERO (ANT)

                           VINCENT P. GREENAN (VENO)

I would like to take this opportunity to allow you to become familiar with me. I was born and raised in the Inwood section of Manhattan. I graduated from Manhattan College in 1982 with a degree in Business. During those years I worked part time to assist in the payment of my tuition expense. It was after my graduation from Manhattan College that my career at NYMEX began. I am married to my wonderful wife Denise who has blessed me with two children. Ryan who is 12, and Jillian who is 7.

     I started with Gerald Commodities Inc. in 1982 under the tutelage of Julie Raber, Michael Clancy, and Robert Norchi. It was a time of significant growth at NYMEX, and through hard work and determination, I became a member in 1983. I have been a member in good standing continuously since that time. In 1985 I began working for Man Financial. I have worked diligently for Man for the past 17 years. I am an assistant vice-president of the firm. Man has been a major contributor and marketer to the energy environment in many ways. They own 15 seats on the Exchange, and they have supported and fully staffed all of our core contracts from their inception. Man currently employs approximately 60 people on the floor alone. Most recently Man contributed $250,000 through the Charitable Foundation to assist the stricken families of NYMEX as a result of the terrorist attack on 9-11-01. It was also during the events of 9-11-01 that Man supported the use of e-access to provide a trading vehicle for price transparency during those trying times, thus helping NYMEX to reestablish itself as the major window for pricing energy contracts. I have served on several Exchange Committees. Among them are Floor, Settlement, Membership, Arbitration, and Facilities Committees. They have all proved to be enriching and rewarding.

     It is my objective at this time to become more involved in the decision making process here at NYMEX. I have been a Floor Broker for 19 consecutive years (all served on NYMEX) and would like to bring the floor and customer bases together to achieve a common goal. That goal is working together to make NYMEX the primary place to achieve price transparency, liquidity, and neutrality. I have served both Man and NYMEX with fairness and integrity and I vow to make every effort to make the energy community an enjoyable place to meet our business objectives. This will result in an exchange we all can be proud to be a part of for many years to come.

     I would like to appeal to you at this time to give me your support, so that I can prove to you that my candidacy was well deserved. I am looking forward to reaching out and listening to all members of the energy community and equity holders to help keep NYMEX healthy and strong. Thank you for your support, and I will be honored to work with/for you.


                                             Vincent P. Greenan (VENO)

     Good afternoon ladies and gentlemen, and thank you all for coming to the candidates' forum. My name is Vincent Greenan, my badge is VENO on the floor, and I work for Man Financial as a Floor Broker in the unleaded gasoline ring. My career on NYMEX began in 1982 when I graduated from Manhattan College. I started with Gerald Commodities and became a floor broker in 1983. In 1985 I started working for Man Financial as a floor broker and have served on many committees during my time with Man. I am very proud to be a part of Man Financial, and I think their actions on behalf of the open outcry system and NYMEX speak for themselves. Man fought against computerized trading on the IPE, they own 15 seats on NYMEX, I personally own a COMEX seat, Man employes approx. 60 people on NYMEX, they fully staffed the natural gas booth from it's inception, they fully staffed the electricity booth until the contract faltered, they contributed $250,000 to the stricken NYMEX families after the 9/11/02 attack, and they helped support the NYMEX Board to get the e-access system on-line to show that NYMEX was up and functioning as the premier place for neutral, transparent and efficient pricing of energy contracts.

     I think you have an opportunity to make use of a floor broker with 19 years experience all served on NYMEX, who has served on a number of committees, who works for an FCM that is committed to open-outcry. This combination makes for a powerful asset on the board. I am fully prepared to put in the long hours needed to work on the board level. I feel the best way to represent the floor-broker community is through communication. I will achieve this by holding meetings so the floor-broker community's voice can be heard. It doesn't matter whether the feedback is positive or negative in nature. It all has to be evaluated and digested. I am fully accessible to everyone. I am in the gasoline ring every day all day long and will gladly make arrangements to talk. I am committed to this exchange. I support my family through this exchange, and I will work hard to keep your shares strong.

     I see a bright future for NYMEX, but we must not be resistant to change. If we were we would still be consummating deals under the tree rather than in this wonderful new facility. We should use technology available to us in conjunction with open-outcry to our advantage. We should also look for other new contracts to bring on board. NYMEX wasn't always an energy exchange. If alternative energies become available we need to be positioned to move in other directions should fossil-fuels become less in demand. Let's not sit on our laurels. I encourage you to use my resources to the fullest extent.

     When I step onto the trading floors here on North End Avenue I am proud to be a part of them. I have a strong work and financial commitment here. I see the banners that hang on the walls and recognize the achievements that they represent, as a result of everyone's contributions and I say in closing LONG MAY THEY WAVE. Thank you all for your support.

                        Steven J. Karvellas & Co., Inc.
                                     (KVL)

Dear Fellow Members,

I am pleased to again have this opportunity to present my qualifications as candidate for the Board of Directors, Floor Broker category, and to ask for your support for re-election to this important position. As an independent, self-employed member, I earn my livelihood as many of you do -- all day, every day on the trading floor. I am a seat owner on both the NYMEX and Comex, and have also been successful in business ventures away from the trading floor.

In short, I offer experience, independence, a proven track record of fighting for your interests, and a firm understanding of your needs and the needs of this Exchange in order to stay healthy and vital, providing expanded opportunities for all members.

After majoring in Finance at the University of Pennsylvania, I started my career on the trading floor in 1981 as a clerk. I became a Comex member in 1984, and a NYMEX member in 1990. My business is primarily in the natural gas ring, representing a diverse customer base. I was elected to the NYMEX Board in 1996, previously serving on the Comex Board and Executive Committee. I have been active in many committees, and currently serve as Chairman of the Natural Gas Advisory, Floor Broker Advisory, and Adjudication Committees. I have served on the NYMEX Executive Committee since 1998, having been selected to serve four times by my fellow Board members, this year on a reduced Committee of only five members.

Based on my experience as a member as well as a director, I believe that the important issue facing the Exchange today is to place the NYMEX at the top of the list of the world's energy trading forums. We need to be agile in how we compete, make the most of our strong brand identity, reputation and customer recognition, and not concede any part of the energy trading marketplace to any competitor without a fight.

Initiatives that I will continue to work toward include expanding our lines of business into OTC trading and clearing, taking the competition head-on. With our current, dynamic leadership we will continue to pursue increased trading opportunities for our membership by introducing e-mini contracts on an electronic platform with a close tie-in to the trading floor for member trading opportunities. Enhancing our trading floor technology to sustain the continued vitality and competitiveness of open outcry trading, not for two years or five years, but forever, has been a continuing focus of our business initiatives.

While NYMEX needs to invest in itself, we also need to return to the principles of financial prudence that govern all successful businesses and recognize the need to maintain profitability and shareholder value. My experience as an independent businessman, not owing allegiance to any group or company, allows me to carry on focusing on the best interests of the NYMEX and its membership.

The shocking collapse of Enron indicates that our Exchange does wear a white hat in the financial world. We illustrate how markets should operate, honestly and with openness and transparency that gains the public's trust. Re-electing me will help to insure that our positive message is broadcast in the press and throughout the government.

I ask for your vote. I know you have a choice. I have a proven record of working closely and effectively with our new management. I am a no-nonsense businessman, not a politician, and I will represent you to the very best of my abilities.

Sincerely,

Steven J. Karvellas

     I seek your support for reelection to the board of directors. While in a leadership position, I earn my lively hood like you, as a floor trader. I understand the reality facing members and the importance of the floor community to the exchanges success.

     As an independent, self-employed, seat owner on both NYMEX and COMEX I have a very large personal investment in the exchange. My agenda as board member will continue to be completely transparent.

     Based on my experience as a member as well as a director, I believe that the important issues facing the exchange today is to place the NYMEX at the top of the list of the worlds energy trading forums. We need to be agile and smart in how we compete, by leveraging our brand identity and customer recognition in the energy industry.

     Initiatives that I will continue to work toward include expanding our product portfolio into OTC trading and clearing. The NYMEX, not ICE, is the global leader in the provision of trading in financial services to the energy industry. Therefore, we must take our competition head on, offering both our floor traders and customers an expanded range of risk management alternatives. As a neutral market place we are ideally placed to offer this product.

     Exchange traded funds, or ETF's, will emerge as the most important product to hit Wall Street since mutual funds. Already, the QQQ's, Diamonds and Spyders, are the most actively traded issues in the market. There are nearly 200 of these portfolios already, representing at least 80 billion in assets. I will continue to work aggressively in this project of securitization of NYMEX energy indices.

     With our current, leadership we will continue to pursue increased trading opportunities for our membership by introducing e/mini contracts on an electronic platform with a close tie into the trading floor for member trading opportunities. We need to enhance our trading floor technology to assure the continued vitality and competitiveness of open outcry trading, not for two years or five years, but forever.

     While NYMEX needs to invest in itself, we also need to return to the principals of financial prudence that govern all successful businesses. I will always recognize the need to maintain profitability and shareholder value. My experience as an independent businessman, not owing any allegiance to any group or company, allows me to carry on focusing the best interests of the NYMEX membership.

     I stand on my record as your voice on the board of directors which has brought record volume, record open interest, record seat prices, record seat lease prices, and record disbursements to the members.

     I earn my living as you do, and share your same concerns. With the threat of electronic trading I believe that the way to guarantee the open outcry system is to continue to advance technologically while pursuing lower operating costs for our floor members, member firms, and customers.

     It has been an honor to have served you effectively for the past 6 years. My hard work, diligence, and integrity has resulted in real accomplishments which have reflected my obligation to make decisions for the good of the exchange as well as the welfare of individual members like yourself. I take my leadership role and responsibilities as your representative very seriously, and have shown that commitment by my very active participation on the board and executive committee, as well as chair or member of six additional committees.

     In closing, I ask for your vote. I know you have a choice. However, I have a proven record with working closely and effectively with our new management, I am a no-nonsense business man, not a politician, and I have not and will not lose site of your need for effective solutions to our many issues. Thank you for your confidence in me in the past, which I trust I can count on at this time.

Steven J. Karvellas (KVL)

                           KEVIN T. MCDONNELL (KMAC)


     Kevin McDonnell has been a member of the Exchange for more than 18 years, two as a floor broker and the past 16 years trading for his own account. During this time, he has seen first-hand how the Exchange has grown and prospered. He has been a member of the board of directors for the past three years. He has been crucial to bringing the Brent crude oil futures contract to the trading floor as chairman of the crude oil advisory committee. He is also co-chairman of the local advisory committee and the NYMEX ACCESS(R) advisory committee.

     Prior to his board service, Mr. McDonnell served on the following committees: finance, membership, floor, settlement, and crude oil advisory.

     Before becoming a member of the Exchange, Mr. McDonnell was employed as an account executive for a large futures commission merchant, and later as a cash and futures trader for an off-the-floor oil trading company.

     With his past experience and knowledge of the industry, Mr. McDonnell believes that he has the experience necessary to properly represent the membership as a director of the Exchange.

     With the threats of business leaving the Exchange for the over-the-counter market and of electronic trading, Mr. McDonnell believes that the Exchange faces continued challenges in the near future and these challenges must be faced together by the floor community and the off-the-floor traders. He says, "In order for the Exchange to continue to prosper and be a leader in the industry, business needs to be transacted on the floor of the Exchange."

     He explains that for both floor and off-the-floor traders, the Exchange provides the following critical roles:

-    Instant price discovery

-    The elimination of counter-party risk

-    Liquidity

     Mr. McDonnell believes that, because of the factors just mentioned, the floor is the "first" and "best" option for all traders involved in the industry. He feels his diverse experience and professional background in all different areas of trading will allow him to excel as a board representative of all of the various categories of members as well as its customers.

     Mr. McDonnell is a graduate of Fordham University with a bachelor of science degree in accounting and finance. He currently resides in Katonah, New York, with his wife, Nancy, and five-year-old daughter, Ciara.

                       JAMES M. MINDLING NYMEX BIOGRAPHY


James M. Mindling brings a diverse background of business and personal experience to NYMEX.

A NYMEX Member since 1979, he offers the perspective of a Commodity insider, as well as the view of someone outside the industry; a person who is willing and able to consider new approaches and solutions, someone who has been involved in other types of businesses and projects, requiring the development of creative, imaginative and workable ideas.

He offers the perspective of a paradigm-breaker, one who is willing to make changes or at least consider them, to bring NYMEX into the new century.

The Board has many people who know the Exchange and the Commodity Business. However, he feels that it also needs thinking beyond the Exchange, off the floor, outside the everyday trading community; more creative marketing and business thinking; the implementation and integration of our current product structure into new markets.

Global partnering, including electronic and floor trading, is a business that must be forward looking and innovative, and it is toward this goal that he proposes his election to a position on the NYMEX Board.

His commodity experience began while working for E.F. Hutton, on the IMM/CME, in Chicago, as a trader/broker. After that, he worked in Los Angeles with Paramount Pictures, coordinating their Merchandising and Licensing for all Motion Picture and Television Production. Concurrently, he owned and operated a wholesale tour company, based in Los Angeles and Beverly Hills, California. The company concentrated primarily on student tours to Europe, and entertainment road tours.

From 1998 until 1994, he traded both on and off the NYMEX Floor, and served as a NYMEX Committee Member.

In 1994, he turned to Commercial Real Estate Development, concentrating primarily on projects in Aspen, Colorado. During this time in Aspen, he developed a shopping center, operated a Motion Picture Theatre and marketed a Riverfront Ranch.

Jim lives in Weston, Ct. with his 5 year old daughter. In Vermont, where he also has a residence, he is a member of the Sage City Syndicate, which assists in the development of the N. Bennington, Vermont area. Jim has also been an integral part of a group, which developed a new athletic facility for academically and emotionally challenged children in Ramat Hadassah, Israel.

                                  JIM MINDLING
                                  32 Buttonball Lane
                                  Weston, Connecticut 06883
                                  U.S.A.


                                           FAX TELEPHONE: USA (203) 227-9519
                                           TELEPHONE:     USA (203) 222-0446
                                           E-MAIL:        Mindling@optonline.net



February, 2002

Dear NYMEX Stockholder/Member:

I am running for election to the Board in the Equity Member Category.

The decisions we make as to the structure of any future partnering or alliances, and the direction our management takes us in, will be critical to our future success.

Your ideas as to where we should be going will be of great concern and interest to me if elected. I would be most happy to discuss this with you prior to the election.

Please contact me if you wish. Thanks for your time and consideration.

Sincerely,

/s/ Jim Mindling

Jim Mindling

attachment

                                  JIM MINDLING
                                  32 Buttonball Lane
                                  Weston, Connecticut 06883
                                  U.S.A.


                                           FAX TELEPHONE: USA (203) 227-9519
                                           TELEPHONE:     USA (203) 222-0446
                                           E-MAIL:        Mindling@optonline.net



February, 2002

Dear NYMEX Stockholder/Member:

I am running for election to the Board in the Equity Member Category.

As such, I am interested in your ideas and comments, and would be happy to discuss them with you.

Please feel free to contact me by any of the above means. Attached please find my biography.

Thanks for your time and consideration.

Sincerely,


Jim Mindling

                                  ROBERT SAHN

Robert Sahn has been a member of the New York Mercantile Exchange for 20 years. Prior to joining the NYMEX, Mr. Sahn studied agriculture at Arizona State
University: Mr. Sahn started his career on the floor with Heinhold Commodities. Mr. Sahn then founded RIS commodities, which was one of the largest floor operations employing 60 individuals and owning 10 memberships. He was also the first member of the NYMEX to become a member of the IPE in London. At present, Mr. Sahn is an associated person with DPM Futures, an IB active in all commodities traded on the NYMEX.

Mr. Sahn was recently asked his opinion on the present NYMEX environment. "My main interest is keeping the floor as a viable place to earn a living", Sahn said. "I am seeking to enhance current seat and lease values. I believe you accomplish that through new product introduction, variable contract sizes such as mini-contracts and consistently upgrading the efficiency of the floor operation", he stated. Mr. Sahn is concerned with the proposed plans to join the ICE group. Sahn believes that this is not in the best interest of the membership. "Why would we conclude a deal with ICE, when it does not accurately value each member's seat?" If there is a deal to be done, it has to be fair for all and not just a select few." Sahn is concerned that several key NYMEX members and senior staff member may benefit on a greater basis than the general membership.

Sahn also said, "Several electronic exchanges have emerged with the backing of industry participants. It is important that the NYMEX retains its "third party" autonomous relationship with the market so there are no questions of biased behaviour." On future technology, Sahn stated, "The Exchange should continue to develop an electronic platform that complements the open outcry system. This platform should update the efficiency of present clearing operations as well as increase market share in the fast-growing energy OTC markets. Communication between the Exchange Board and its membership should also be increased. Minutes should be published and distributed within two days of a Board meeting", Sahn replied.

Sahn also would like to see the rules changed on corporations who are holding the minimum of two seats without the ability to lease them. "If you allow the member firms to lease one of their extra seats, the lease prices would move to an economic level. At current levels it is prohibitive for Floor Brokers to expand their business which ultimately hurts the overall exchange."

Robert Sahn believes that with these ideas, the value of the memberships will continue to strengthen and the New York Mercantile Exchange will continue to be the leader in the global energy markets.

                              RICHARD M. SCHAEFFER

Richard M. Schaeffer, treasurer of the New York Mercantile Exchange since 1993, has been a member of the board of directors since March 1990 and an executive committee member since 1992. He has been an active Exchange member and seat-owner since 1981. He is director of global energy futures for ABN Amro, Inc., and has been a conferring member on behalf of the company and its predecessor, Chicago Corp., since 1987 on all of the New York commodity exchanges.

Since becoming a member of the executive committee, Mr. Schaeffer has played a key role in such critical issues as the demutualization of the Exchange, the NYMEX/COMEX merger (as a member of the negotiating committee), the relocation to the new facility (as a member of the project management committee), the introduction of NYMEX ACCESS(R) (as chairman of the NYMEX ACCESS(R) advisory committee), and the development and introduction of new products. Along with two other board members, he is currently spearheading the drive to devise direct distribution to shareholders of profits generated through the expansion of the NYMEX ACCESS(R) trading rights.

Despite his heavy involvement with executive committee issues, Mr. Schaeffer also serves as the chairman of a number of major Exchange committees. As treasurer and chairman of the finance committee, he has created fiscal responsibility at the staff level that has resulted in millions of dollars in budget reductions - money which was distributed back to the members through the rebate program. Through the work of the finance committee under Mr. Schaeffer's guidance, member benefits have also increased dramatically.

Mr. Schaeffer is also chairman of the clearing house committee and margin committee and believes that the Exchange's core clearing services and expertise will be the key to its success in over-the-counter initiatives.

Mr. Schaeffer traded as a local on the Exchange until 1982, when he formed Star Futures Inc., a floor brokerage business, and was an operating partner through 1986. In 1985, he took on the challenge of developing and running Collins Commodities's New York operation. In 1987, he became a partner in the Chicago Corporation, founding its clearing operation on all of the New York exchanges and developed an institutional clearing business for its New York office. In 1990, he became a director, and was put in charge of its New York branch.

As someone who, in his current position, is responsible for the largest energy floor operation in the world, Mr. Schaeffer feels the future of open outcry is "my number one priority, not only because of how I got into this business, but, more importantly, because my future success and livelihood depends on the growth of the floor."

Mr. Schaeffer graduated from the University of Maryland with a bachelor of science degree in Business Administration, majoring in accounting. He later became a partner with the firm Schaeffer, Schaeffer & Schwartz, C.P.A., P.C.

Mr. Schaeffer believes that his years of board and executive committee service have given him in-depth insight into and first-hand knowledge of the workings of the Exchange as well as areas for potential improvement and expansion. Yet, having just completed his fourth term, his ideas remain fresh and innovative, and he feels he offers creative solutions to the issues surrounding Exchange growth and profitability well into the 21st century.

Mr. Schaeffer believes that the enormous challenges and increased competition facing the Exchange can only be met through a strong relationship between the board and membership. Throughout his service on the board, Mr. Schaeffer has placed a premium on maintaining close communication with the membership, and continues to encourage member input. By working on innovative new projects, developing significant new contracts, and working to open new markets around the world, continued growth is assured, and each and every member will benefit from the Exchange's good fortune and well deserved reputation in the financial community. He says, "We've come a long way since I became a member of this Exchange, but we still have a long way to go and we can only continue to do it with the full involvement of our membership."

                           Mitchell Steinhause (STEN)

     Mitchell Steinhause has been the Exchange Vice Chairman for the past two years and a member of the Exchange since 1975, working as a floor broker for 15 years and, for the last 12 years as a local. He received his bachelor of arts degree from the University of Pittsburgh and holds a master of business administration in accounting from St. John's University.

     Mr. Steinhause was first elected to the board in 1992 and has been a member of the executive committee for the past 8 years. Mr. Steinhause says it is his practical approach to committee work and problem solving that resulted in accomplishing many significant projects to be successful during his board tenure.

     He says, "My involvement with Exchange projects have been extensive over my 10 years on the board. I served on the NYMEX/COMEX negotiating committee and played an integral role on the project management committee in the construction of our present building. As chairman of the member benefits committee, I take great pride in having introduced many of the benefits we enjoy today."

     Mr. Steinhause currently serves as chairman of the facilities committee, business conduct committee, and equity holders committee and is a member of the compliance review, local advisory, and COMEX governors committee. He was the vice chairman of the finance committee for 7 years.

     Mr. Steinhause says, "Each year the challenge to NYMEX grows. New technology allows electronic trading systems to attack our open outcry system, I'm a firm believer in our method of trading which provides liquidity and transparency that cannot be rivaled. It provides a marketplace where all of our constituents, FCMs, oil companies, floor brokers and locals can most efficiently accomplish their business."

     Mr. Steinhause points out that despite his veteran service, he has remained open to innovative ideas as well, in supporting the Exchange's restructuring into a for-profit corporation and in listening to customer needs and responding by providing them with TAS, LOX and EFS. He says, "The ability to listen to our membership is my greatest value to the Exchange. The ability to adapt to change is most important and I believe I have proved that I have done that over my 27 years as a member."

     Mr. Steinhause continues to live up to the commitment he made during his last campaign of trading in the ring everyday and acting as a bridge that unifies all of the Exchange's business sectors so that their voices are heard. He says, "My experience and integrity allows me to confront each problem in a sensible, fair, and even-handed manner. The Vice Chairman needs to be a businessman who will remain level-headed under any scenario. After 27 years in the business, I believe I am that person."

Good afternoon! I've been a member for 27 years, serving as a Board of Director for the past 10 years and on the executive committee 8 years, the last 2 as Vice Chairman of the exchange. My past record speaks for itself. A key member on both the Nymex-Comex negotiating team, and the project management committee involved with the construction of 1 North End. The last 2 years, as VC, I have been faced with many critical situations that has shaped the course of the exchange. Shortly after my election 2 years ago, one of our clearing house's had to close down their operations. Our member's segregated finances were attached to that clearing house's assets and I fought and won to get their money back. 2 months later our President of 12 years, Pat Thompson, suddenly past away. The exchange, though greatly saddened, continued to move forward and initiate new ideas to benefit our membership. In November of 2000 we changed from a non for profit organization to a for profit corporation placing us in a position to seek better opportunities that may arise in the future. A year ago we experienced the passing of the torch from our 8 year chairman, Danny Rappaport, to Vinnie Viola. I had to adapt myself to their different personalities and their approach to business. I believe I have been a positive asset that they both were able to use. We hired a new President this past July, and Bo Collins, though young in years, has the understanding of the industry and exchange that go far beyond his age. In September we faced the most horrendous act of cowardice we hopefully will never see again. As the twin towers burned, and Vinnie was stranded in NJ, I closed the markets and urged everyone to leave the area. No, I didn't think that these magnificent structures were going to collapse, but I did know that all our members, clerks, staff and everyone within this vicinity were better off being with their families at this tragic time. I stayed until the 2nd tower collapsed and then continued my trip home. I spent the next 5 days in our war room in midtown planning and overseeing the opening of the exchange on the following Monday. On the Friday, of that week, I strongly supported the concept to open our access on the web, realizing that our closed system was antiquated, and though daring and risky our members and clearing houses were able to trade out of their positions. The final crisis came in the fall when our largest customer ran into financial problems. The exchange constantly monitored their positions and their financial responsibility to us. They were liquidated, markets were steady and all financial obligations were met to the exchange. In all this time period one constant remained, myself as the VC. I also look back at some of these events and think maybe I'm bad luck. Seriously, the exchange is in good shape. Our volume has stayed steady and over the last 6 months have grown to record highs. While other exchanges, namely the Philly and

American Stock exchange, have been their seat prices plummet ours have increased and the return of one's investment has soared. I am excited about new endeavors the exchange is attempting. E-mini contracts, OTC clearing, expansion of our access system are a few examples of projects we are entering into. I am not afraid to voice my dissent with the chairman and senior management, but do so in a professional manner. The VC is of no use if he looks to embarrass the chairman. A split board will accomplish nothing, a united board will keep the exchange moving forward. I lead our entire membership by listening to what they have to say. All board members must remember they merely are representatives of the membership and shareholders. A know it all attitude will only alienate and lead to distrust by the members and shareholders. I have lived up to my promise not to disappear from the trading floor and one can find me in the Unleaded gas ring nearly every day. I have the experience and the understanding of the exchange and industry to lead us as the premier exchange in the world. It has been an honor to serve you as your VC and I ask for your support so that I may continue to do so. Thank you very much.

                                                                  WINTER 2001/02


THE
OPENING CALL

Newsletter of the Commodity Floor Brokers and Traders Association


OPPOSITION BUILDS TO TRANSACTION TAX

Opposition is building to the Bush administration's proposed 14-cent transaction tax on futures and options trades. Included in the administration's 2003 budget, the tax would be in addition to the NFA tax that is now 12 cents per round turn futures trade, and six cents for options trades.

"This year, we have extenuating circumstances in New York that make every penny count," said CFBTA Chairman A. George Gero. "Our businesses are already hurting from the Sept. 11 attacks...we have lost facilities...we have lost members...we cannot afford this."

CFBTA and the New York exchanges, therefore, are coming together to lobby Congressmen and the President to abandon the proposed transaction tax which is estimated would generate $33 million annually. This strategy has worked successfully when previous administrations proposed similar fees.

"At a time when the position of established, regulated futures markets is being challenged by the deregulatory environment and acts of terrorism, an additional user fee/transaction tax risks potentially fatal damage to many of the New York contract markets," CFBTA officers wrote to Congressmen. "We trust that the minimal additional revenues raised by this user fee/transaction tax will not be worth the risk of damage to the markets...We urge you to reject the President's proposed CFTC futures processing fee..."

CFBTA and the New York exchanges feel the tax would further put them at an economic disadvantage, and business would be further lost to OTC and overseas markets. "In the last decade there has been tremendous loss of US exchange business to overseas and OTC markets," said CFBTA President John Hanemann. "We have to maintain the economic competitiveness of our markets while stressing their security and accountability especially in the wake of Enron-like disasters. We have to, and will, fight proposals such as this which actually result in less revenue when job loss and market erosion are taken into account."

--------------------------------------------------------------------------------


COMEX, NYMEX BOARD ELECTIONS SET FOR MARCH 12 & 19

COMEX and NYMEX elections are set for March 12 and March 19, respectively. Candidates for office are listed, with CFBTA members noted with an * next to their name. Statements submitted to Opening Call by the candidates follow.

COMEX
TRADE HOUSE
Mark Tolette (SKI)

AT LARGE
*Raymond Chung (CHUN)
*Thomas Comenzo (COM)
Merrit Levenberg (MSL)
*Jan Marks (JAN)
*William Purpura (WCP)

NYMEX
VICE CHAIRMAN
*Robert Coakley (SWIM)
*Mitchell Steinhause (STEN)

TRADE
*Stephen Forman
*A. George Gero (ANT)

PUBLIC
*Melvyn Falis

EQUITY HOLDER
*Joseph Cicchetti (CICH)
*James Mindling
*Robert Sahn

FCM
*Richard Schaeffer (SHAF)

AT LARGE
*Eric Bolling (RBI)
*Richard Buccellato (BUCC)
*Daniel Dicker (DANO)

LOCAL
*Kevin McDonnell (KMAC)

FLOOR BROKER
*Vincent Greenan (VENO)
*Steven Karvellas (KVL)

                                                           (CONTINUED ON PAGE 2)
--------------------------------------------------------------------------------
         Representing our members in areas of concern encompassing the exchange trading floors and regulatory agencies.
--------------------------------------------------------------------------------

2                                                               The Opening Call
--------------------------------------------------------------------------------

                          BOARD ELECTION FOCUS 2002

(continued from page 1)

Statements submitted by candidates to Opening Call follow.

COMEX
AT LARGE
*RAYMOND CHUNG (CHUN)

Raymond Chung has spent his entire professional career in the commodities business. Since 1991, Mr. Chung has been a member of COMEX. He was elected to and has served on the COMEX Governors Committee since 1999. He also currently serves on the membership, floor, facilities, arbitration and training & education committees.

Mr. Chung began his career on the trading floor in 1987 as a telephone clerk. Since that time, he has traded as a local and floor broker. He is currently a partner of Crown Commodities, Inc., a floor brokerage operation on the exchange.

Mr. Chung's major objective is to continue to work on behalf of his fellow members to preserve COMEX's open outcry markets and create expanded business opportunities.

He is a graduate of Washington University in St. Louis.

AT LARGE
*THOMAS A. COMENZO (COM)

Thomas Comenzo became a member and seat owner of COMEX in 1978 and is the second generation of his family to be a member. He has also traded, as a member, on the New York Cotton Exchange.

Mr. Comenzo is an advocate of the open-outcry system of floor trading and wants to be a voice of the members he represents. He has been on the arbitration committee for the past three years and served on the building committee for the current exchange site.

His primary reason for seeking election to the board is to act as an advocate for all members of the exchange and to be available to all members as to the issues and facts facing them. He states, "I am committed to the future of the exchange and want to protect the rights that we have such as pensions, etc. As a board member, I think this election is about the future and I want to make sure that there is an accountability and protection of all members."

Mr. Comenzo was born in the Bronx and resides in New York City. He graduated from Iona College in New Rochelle with a BBA and MA.

AT LARGE
*JAN MARKS (JAN)

Jan Marks was recently appointed to the COMEX Governors Committee. He has worked in the commodity futures industry for over twenty-five years and is Vice-President of Paris Securities Corporation, a New York Stock Exchange Member Firm. For the past 18 years he has been a trader and options broker on COMEX and has spent ten years as a member of NYMEX. He is currently on the COMEX Floor Committee and has served on various other committees in the past. He has managed commodity and stock operations for Paris, including clearing and compliance.

Mr. Marks is a son of the late Francis Marks, a well-respected and highly regarded former NYMEX member, and brother to Michel Marks, former chairman and current board member on NYMEX. Other brothers who are NYMEX/COMEX members include Richard Marks, Alexander Marks and Christopher Marks.

AT LARGE
*WILLIAM PURPURA (WCP)

Mr. Purpura has been a member of COMEX since 1981 and has had the privilege of serving on a variety of committees, including adjudication, floor, arbitration, and precious metals. He has worked with participants in all aspects of metals trading: retail, local trade, and CTAs. He is currently operating a floor brokerage business and is registered as a CTA and IB. Other registrations include Series 7 and Series 65 securities licenses.

Mr. Purpura believes that the dynamics of our industry currently offer opportunities and challenges. He states, "I am a staunch advocate of open outcry. Over the years it has proven to be the most efficient, transparent, and competitive market available. We must do all we can to stay ahead of the curve and maintain our markets as the premier way for the world to conduct metals trading. This would include encouraging and working with NYMEX to examine and implement technological advances that will make us even more efficient."

He believes that the board must also be accessible to hear the concerns and opinions of the members. Too often there are rumors and innuendoes circulating on the floor that are based on misinformation. Any major issue that comes up should be brought to the membership in a forum setting where discussion and informed presentations can take place. With so many critical matters on the horizon, such as electronic trading, floor hours, transportation, security, and offsets of NYMEX actions on COMEX, communication is essential.

COMEX has been Mr. Purpura's home for over 20 years. He hopes that his experience, education, and commitment will make him your choice for a position on the governors committee.

NYMEX
VICE CHAIRMAN
*ROBERT COAKLEY (SWIM)

Robert Coakley graduated from Fordham University in 1985 with a BS in accounting and finance. While at Fordham, he was a 1984 Olympic trials qualified in the 1500 meters swim.

Upon graduation, Mr. Coakley went to work for Nauberger and Berman's Risk Arbitrage Group. In 1987, he joined the retail arm of the International Trading Group's Commodity Options sales department. In this position, he became intricately involved in NYMEX futures and options trading. His success in the energy retail sector convinced Mr. Coakley that he can best serve his clientele from the NYMEX trading floor. In 1990, he became a NYMEX member. Currently, Mr. Coakley is President of Win FuturesInc., a brokerage firm that transacts business in NYMEX crude and heating oil contracts. He is also an active trader in the crack spread and unleaded gasoline.

Mr. Coakley was elected to the NYMEX Board of Directors in 1999 in the At-Large category. As an incumbent member of the NYMEX Board, he could have opted to seek re-election in his current category, but feels that he can be more effective and make an even greater contribution to NYMEX's future as vice-chairman.

Mr. Coakley is presently chairman of the floor, settlement, training and education, as well as the members benefits committees. He is also vice-chairman of the finance and control committees. As a NYMEX member for the past decade, he has served on almost every exchange committee, and is thoroughly familiar with all of NYMEX's operational and managerial divisions. Mr. Coakley is presently working with the Information Services Dept. to introduce a hand-held wireless e-Access system to be used on the floor to trade the Henry Hub swap contract. He believes his understanding of technology and the exchange's systems will be very helpful in the future of developing systems needed to integrate the floor and enhance open auction outcry trading. In addition, after the events of Sept. 11, Mr. Coakley created a building emergency evacuation team that is used to account for everyone in the building as well as a quick response to unanticipated emergencies.

Mr. Coakley believes that NYMEX's future growth will come from the creation and introduction of new tradable instruments that are directly pegged to NYMEX's current liquid product mix. These new trading instruments will attract a larger universe of participants that to date have not availed themselves to our menu of energy products. Currently he is working on a new product which, in his opinion, will markedly increase trading volume that will benefit every segment of the NYMEX/COMEX membership and its users.

Mr. Coakley believes that the recent Enron saga has presented NYMEX with new opportunities, and if elected vice-chairman, he fully intends to use his new position to ensure that the membership will get its fair representation and an outspoken voice to secure these opportunities.

Always the optimist, Mr. Coakley has not given up on a viable NYMEX electricity contract. If elected and imbued with this new authority, he intends to revisit the possibility of creating a contract that will provide this energy sector with a viable hedging instrument.

Mr. Coakley understands that as vice-chairman you must have a working relationship with the chairman. He believes he has proven this with the instrumental role he played working side-by-side with Chairman Viola in the re-opening of NYMEX after the Sept. 11 attacks.

Mr. Coakley has extended his swimming experience into the charitable arena through his active involvement with Swim Across America, a non-profit organization which raises money to fight cancer. He serves as the treasurer on Swim Across America's board which donates approximately 90 cents on the dollar to cancer research. He is the founder of the Hudson River

                                                           (continued on page 3)
--------------------------------------------------------------------------------

The Opening Call                                                              3
-------------------------------------------------------------------------------
BOARD ELECTION FOCUS 2002

(continued from page 2)


Swim, which has raised $3.7 million for cancer research at Memorial Sloan Kettering's Swim Across America Lab.

Mr. Coakley also enjoys teaching scuba diving, he holds a masters scuba driver trainer instructors rating with PADI. He also holds a US Coast Guard 100-ton Masters Captain's License. He is the owner of Kitchell Developers, which builds homes in New Jersey. Mr. Coakley currently lives in New Jersey with his wife of seven years, Lisa. He is asking all shareholders to support his candidacy as NYMEX's vice-chairman.

VICE CHAIRMAN
*MITCHELL STEINHAUSE (STEN)

Mitchell Steinhause has been the exchange vice chairman for the past two years and a member of the exchange since 1975, working as a floor broker for 15 years and, for the last 12 years as a local. He received his BA from the University of Pittsburgh and holds an MBA in accounting from St. John's University.

Mr. Steinhause was first elected to the board in 1992 and has been a member of the executive committee for the past eight years. He says it is his practical approach to committee work and problem solving that resulted in accomplishing many significant projects to be successful during his board tenure.

"My involvement with exchange projects have been extensive over my 10 years on the board," he says, "I served on the NYMEX/COMEX negotiating committee and played an integral role in the project management committee in the construction of our present building. As chairman of the member benefits committee, I take great pride in having introduced many of the benefits we enjoy today."

Mr. Steinhause currently serves as chairman of the facilities committee, business conduct committee, and equity holders committee and is a member of the compliance review, local advisory, and COMEX Governors Committee. He was the vice-chairman of the finance committee for seven years.

Mr. Steinhause says, "Each year the challenge to NYMEX grows. New technology allows electronic trading systems to attack our open outcry system. I'm a firm believer in our method of trading which provides liquidity and transparency that cannot be rivaled. It provides a marketplace where all of our constituents, FCMs, oil companies, floor brokers and locals can most efficiently accomplish their business."

Mr. Steinhause points out that despite his veteran service, he has remained open to innovative ideas as well, in supporting the exchange's restructuring into a for-profit corporation and in listening to customer needs and responding by providing them with TAS, LOX and EPS. He says, "The ability to listen to our membership is my greatest value to the exchange. The ability to adapt to change is most important and I believe I have proved that I have done that over my 27 years as a member."

Mr. Steinhause continues to live up to the commitment he made during his last campaign of trading to the ring every day and acting as a bridge that unifies all of the exchange's business sectors so that their voices are heard. He says, "My experience and integrity allows me to confront each problem in a sensible, fair, and even-banded manner. The vice-chairman needs to be a businessman who will remain levelheaded under any scenario. After 27 years in the business, I believe I am that person."

TRADE
*STEPHEN FORMAN

Stephen L. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. Throughout his 28-year career, he has advanced himself in the industry, holding various positions covering a broad range of functionality both in operations and trading.

He is currently the conferring member and Deputy Managing Director-Tangible Commodities of FIMAT USA, Inc., a wholly owned subsidiary of Societe Generale Group. Fimat is currently ranked #4 as a NYMEX closing member, clearing customer business.

Over the years, he has served on various exchange committees and currently serves as a member of COMEX Business Conduct Committee, as well as being a board member of the NYBOT Clearing Corp.

During his tenure, he has served on many Futures Industry Association operations committees, the board of directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992.

Mr. Forman feels that he can provide a broadened awareness of industry insight as a NYMEX Board representative. "There are many challenges that still face us, such as open outcry, creative technology, innovative product development and cost reduction, to name a few. Most importantly, the membership has to be confident that the candidates chosen (for whatever category) will represent their collective concerns and be able to communicate bipartisan agenda for discussing and resolving issues that affect us all."

He is married and has three children, Alysan, Gregory and William and resides in New Jersey.

TRADE
*A. GEORGE GERE (ANT)

I am asking for your support in the upcoming NYMEX Board of Directors' elections. I am a candidate for re-election in the Trade House category. I ask for your vote because of my:

- Experience with industry as well as floor issues. In my role as First Vice President of the Futures Division at Prudential Securities, my responsibilities cover a gamut of contracts, including all of those on NYMEX -- oil and metals. I understand and respect the needs of the trade and the role of the broker. I started as floor broker, became a trader many years later and wrote a textbook in 1984. I know NYMEX first hand, having served on countless committees such as options, floor, petroleum delivery, new contracts, long-term planning and metals. I have also had experience in crisis situations at the exchange, such as Sept. 11.


- Respect for the role of the "floor" and the functions "locals" play in providing risk management opportunities for the industry. As chairman of the Commodity Floor Brokers and Traders Association, I keep abreast of legislative issues that affect our open outcry system of trading. It is a proven system that provides financial guarantees for trades, risk management for the industry, and opportunities for investors.

- Dedication to the exchange. I have been a NYMEX member since 1966 and have served on its board for 22 years. I served as an executive committee member and also as treasurer for many of those years. Recently, I have concentrated my efforts on legislative issues, frequently traveling to Washington on our behalf and keeping abreast of industry-related events.

I would be honored to again serve on the NYMEX Board. If elected, I will take my responsibilities seriously, working tirelessly to ensure that the industries' and investors' needs are met. So when casting you vote on March 19, please consider me. If you have any questions or concerns, just call me at 212/8-978-1036.

PUBLIC
*MELVYN FALLS

I presently serve as a Public Director on the Board of Directors of NYMEX and seek re-election in that capacity.

NYMEX is entering its most critical stage as an exchange in its long existence. As a result of the recent approval by Congress of legislation affecting the manner in which commodities are traded throughout the world, NYMEX must not only maintain its competitive edge with other exchanges, but also as a matter of greater importance, act to withstand direct competition from private industry.

For more than 20 years, I have been closely dedicated to the NYMEX community. I previously served as general counsel of NYMEX and was a principal author of the hosting oil contract. In that capacity, I met in person with each of the CFTC commissioners to assure that NYMEX and its members be given the opportunity to achieve that historic breakthrough in the oil industry. Prior to serving as NYMEX's general counsel, I was commodities and securities counsel for one of the largest Futures Commission Merchants (FCMs) in the world. In that capacity, I coordinated the FCMs business development plans in Latin America, Europe and Asia. I appeared before the House and Senate with respect to changes in business outlook and commented on various business proposals offered by Congress on both commodities and securities. While continuing my representation of all facets of the industry, I further serve as a public member on the board of directors of the Commodity Floor Brokers and Traders Association.

NYMEX must have the foresight to contend with an industry that is changing dramatically and will so continue in the foreseeable future. Keeping pace with other exchanges is simply not enough anymore. To achieve set goals requires a most


                                                          (continued on page 4)
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4                                                               The Opening Call
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BOARD ELECTION FOCUS 2002

(CONTINUED FROM PAGE 3)

vigorous and unrelenting effort that I will continue to do.

EQUITY HOLDER
*Joseph Cicchetti (CICH)

I have traded under the shadow of the World Trade Center for more than twenty-seven years. My life will never be the same. This year while working with our Chairman Vincent Viola, I learned a new elevated level of leadership. Working with Mitchell Steinhause, Richard Schaeffer, and Bob Coakley, I gained an even greater sense of unselfish loyalty and dedication to NYMEX.

Last year I vowed to work hard, and I have. This year was unparalleled and unprecedented in the annals of history, it demanded HARD work from everyone -- the board, our staff, our president and vice-presidents. This organization is truly a force of strength and solidarity, with vision for the future. I am PROUD to be a part of it.

My career and my future are NYMEX. I will continue to represent all of our members concerns and ideas. I strive to put NYMEX's best foot forward at all times. I am a diligent watchdog for the interests of all the FCMs, traders, brokers, and supporting personnel.

I have served on one or more NYMEX committees every year for the past 26 years. I know the exchange, I know the people, I will continue to press forward with vision for the future and towards "greater profitability". This year's bold accomplishments, cuts in overall expenditures, a leaner trimmer budget and profitable innovative business initiatives are evidence of that. NYMEX represents a major part of my net worth, I will NEVER endorse or vote for any policy that would deplete or dilute our equity or investment value.

I ask for your vote and continued support, for the incumbent position in the equity category. I encourage you to contact me with your questions. I am always available by phone (908-757-7502), email (jcicchetti2@comcast) or on the trading floor.

EQUITY HOLDER
*James Mindling

James M. Mindling brings a diverse background of business and personal experience to NYMEX.

A NYMEX member since 1979, he offers the perspective of a commodity insider, as well as the view of someone outside the industry; a person who is willing and able to consider new approaches and solutions, someone who has been involved in other types of businesses and projects, requiring the development of creative, imaginative and workable ideas.

Mr. Mindling offers the perspective of a paradigm-breaker, one that is willing to make changes or at least consider them, to bring NYMEX into the new century.

The board has many people who know the exchange and the commodity business. However, he feels that it also needs thinking beyond the exchange, off the floor, outside the everyday trading community; more creative marketing and business thinking; the implementation and integration of our current product structure into new markets.

Global partnering, including electronic and floor trading, is a business that must be forward looking and innovative, and it is toward this goal that he proposes his election to a position on the NYMEX Board.

His commodity experience began while working for E.F. Hutton, on the IMM/CME in Chicago, as a trader/broker. After that, he worked in Los Angeles with Paramount Pictures, coordinating their merchandising and licensing for all motion picture and television production. Concurrently, he owned and operated a wholesale tour company, based in Los Angeles and Beverly Hills, CA. The company concentrated primarily on student tours to Europe, and entertainment road tours.

From 1988 until 1994, he traded both on and off the NYMEX floor, and served as a NYMEX committee member.

In 1994, he turned to commercial real estate development, concentrating primarily on projects in Aspen, CO. During this time in Aspen, he developed a shopping center, operated a motion picture theater and marketed a Riverfront Ranch.

Mr. Mindling lives in Weston, CT, with his daughter. In Vermont, where he also has a residence, he is a member of the Sage City Syndicate, which assists in development of the N. Bennington area. He has also been an integral part of a group that developed a new athletic facility for academically and emotionally challenged children in Ramat Hadassah, Israel.

EQUITY HOLDER
*Robert Sahn

Robert Sahn has been a member of NYMEX for 20 years. Prior to joining the exchange, he studied agriculture at Arizona State University. He started his career on the floor with Heinhold Commodities, then founded RIS Commodities, which was one of the largest floor operations employing 60 individuals and owning 10 memberships. He was also the first NYMEX member to become a member of the IPE in London. At present, Mr. Sahn is an associated person with DFM Futures, an IB active in all commodities traded on NYMEX.

Mr. Sahn was recently asked his opinion on the present NYMEX environment. "My main interest is keeping the floor as a viable place to earn a living," he said. "I am seeking to enhance current seat and lease values. I believe you accomplish that through new product introduction, variable contract sizes such as mini-contracts and consistently upgrading the efficiency of the floor operation." Mr. Sahn is concerned with the proposed plans to join the ICE group. He believes that this is not in the best interest of the membership. "Why would we conclude a deal with ICE when it does not accurately value each member's seat?" he asked. If there is a deal to be done, it has to be fair for all and not just a select few, he said. Mr. Sahn is concerned that several key NYMEX members and senior staff members may benefit on a greater basis than the general membership.

Mr. Sahn also said, "Several electronic exchanges have emerged with the backing of industry participants. It is important that NYMEX retains its "third party" autonomous relationship with the market so there are no questions of biased behavior. On future technology, he stated, "The exchange should continue to develop an electronic platform that complements the open outcry system. This platform should update the efficiency of present clearing operations as well as increase market share in the fast-growing energy OTC markets. Communication between the exchange board and its membership should also be increased. Minutes should be published and distributed within two days of a board meeting.

Mr. Sahn also would like to see the rules change on corporations who are holding the minimum of two seats without the ability to lease them. "If you allow a member firm to lease one of their extra seats, the lease prices would move to an economic level. At current levels, it is prohibitive for floor brokers to expand their business that ultimately hurts the overall exchange."

Mr. Sahn believes that with these ideas, the value of the memberships will continue to strengthen and NYMEX will continue to be the leader in global energy markets.

FLOOR BROKER
*Vincent P. Groeman (VENO)

I would like to take this opportunity to allow you to become familiar with me. I was born and raised in the Inwood section of Manhattan. I graduated from Manhattan College in 1982 with a degree in business. During those years, I worked part-time to assist in the payment of my tuition expense. It was after my graduation from Manhattan College that my career in NYMEX began. I am married to my wonderful wife, Denise, who has blessed me with two children -- Ryan and Jillian.

I started with Gerald Commodities Inc. in 1982 under the tutelage of Julie Raber, Michael Clancy and Robert Norchi. It was a time of significant growth at NYMEX and, through hard work and determination, I became a member in 1983. I have been a member in good standing continuously since that time. In 1985, I began working for Man Financial. I have worked diligently for Man for the past 17 years. I am an Assistant Vice President of the firm. Man has been a major contributor and marketer to the energy environment in many ways. They own 15 seats on the Exchange, and they have supported and fully staffed all our core contracts from their inception. Man currently employs about 60 people on the floor alone. Most recently, Man contributed $250,000 through the Charitable Foundation to assist the stricken families of NYMEX as a result of the terrorist attack on 9/11. It was also during the events of 9/11 that Man supported the use of e-ACCESS to provide a trading vehicle for price transparency during those trying times, thus helping NYMEX to re-establish itself as the major window for pricing energy contracts.

I have served on several exchange committees including floor, settlement, membership, arbitration and facilities. They have all proved to be enriching and rewarding.

It is my objective at this time to become more

                                                           (CONTINUED ON PAGE 5)
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
The Opening Call                                                               5

BOARD ELECTION FOCUS 2002
(continued from page 5)

involved in the decision-making at NYMEX. I have been a floor broker for 19 consecutive years (all on NYMEX) and would like to bring the floor and customer bases together to achieve a common goal. That goal is working together to make NYMEX the primary place to achieve price transparency, liquidity and neutrality. I have served both Man and NYMEX with fairness and integrity and I vow to make every effort to make the energy community an enjoyable place to meet our business objectives. That will result in an exchange we all can be proud to be a part of for many years to come.

I would like to appeal to you at this time to give your support, so that I can prove to you that my candidacy is well deserved. I am looking forward to reaching out and listening to all members of the energy community and equity holders to help keep NYMEX healthy and strong. Thank you for your support. I will be honored to work with/for you.

Floor Broker
*Steven J. Karvellas (KVL)

I am pleased to again have this opportunity to present my qualifications as candidate for the NYMEX Board of Directors, Floor Broker category, and to ask for your support for re-election to this important position. As an independent, self-employed member, I earn my livelihood as many of you do - all day, every day on the trading floor. I am a seat owner on both the NYMEX and COMEX, and have also been successful in business ventures away from the trading floor.

In short, I offer experience, independence, a proven track record of fighting for your interests, and a firm understanding of your needs and the needs of this Exchange in order to stay healthy and vital, providing expanded opportunities for all members.

After majoring in finance at the University of Pennsylvania, I started my career on the trading floor in 1981 as a clerk. I became a COMEX member in 1984, and a NYMEX member in 1990. My business is primarily in the natural gas ring, representing a diverse customer base. I was elected to the NYMEX Board in 1996, previously serving on the COMEX Board and executive committee. I have been active in many committees, and currently serve as chairman of the natural gas advisory, floor broker advisory, and adjudication committees. I have served on the NYMEX executive committee since 1998, having been selected to serve four times by my fellow board members, this year on a reduced committee of only five members.

Based on my experience as a member as well as a director, I believe that the important issue facing the exchange today is to place the NYMEX at the top of the list of the world's energy trading forums. We need to be agile in how we compete, make the most of our strong brand identity, reputation and customer recognition, and not concede any part of the energy-trading marketplace to any competitor without a fight.

Initiatives that I will continue to work toward include expanding our lines of business into OTC trading and clearing, taking the competition head-on. With our current, dynamic leadership we will continue to pursue increased trading opportunities for our membership by introducing e-mini contracts on an electronic platform with a close tie-in to the trading floor for member trading opportunities. Enhancing our trading floor technology to sustain the continued vitality and competitiveness of open outcry trading, not for two years or five years, but forever, has been a continuing focus of our business initiatives.

While NYMEX needs to invest in itself, we also need to return to the principles of financial prudence that govern all successful businesses and recognize the need to maintain profitability and shareholder value. My experience as an independent businessman, not owing allegiance to any group or company, allows me to carry on focusing on the best interests of the NYMEX and its membership.

The shocking collapse of Enron indicates that our exchange does wear a white hat in the financial world. We illustrate how markets should operate, honestly and with openness and transparency that gains the public's trust. Re-electing me will help to insure that our positive message is broadcast in the press and throughout the government.

I ask for your vote. I know you have a choice. I have a proven record of working closely and effectively with our new management. I am a no-nonsense businessman, not a politician, and I will represent you to the very best of my abilities.

At Large
*Eric Bolling (RBI)

Eric Bolling (RBI) has been a member of NYMEX since 1988. He currently owns two seats on the exchange. He serves on the natural gas advisory and local advisory committees. In the past Mr. Bolling has served on the adjudication, floor and options advisory committees. Additionally, he is both a seat owner and member of COMEX and NYBOT.

Mr. Bolling began at NYMEX as a floor broker for Edge Trading in 1987. Previously, he worked for Mobil Oil as a marketing representative. His career in the energy industry began after a shoulder injury ended his career with the Pittsburgh Pirates in 1985. He received a BA in economics from Rollins College in Winter Park, FL, in 1984.

Mr. Bolling says, "Two years ago, people were convinced that our open outcry system was a dinosaur about to become extinct. We were told that Enron Online and other electronic platform were the wave of the future. Today, the collapse of Enron has put the energy trading community and NYMEX on the front page of every newspaper."

He believes that the advantages of doing business in an open-outcry environment where trading is completely transparent and strictly regulated have finally become apparent to the world at large. He is very conscious of the task at hand and is dedicated to giving 110% to integrating the best of open outcry with the best of electronic order routing to make our markets as efficient as possible.

Mr. Bolling envisions a day when a trader can click on his computer and directly route his energy order to his broker in the pit, to NYMEX's e-mini platform or to NYMEX's OTC platform. He sees this as an opportunity that will open the door for new players to enter our markets, which in turn will enhance NYMEX's value. "I truly believe that the next three years will determine what role NYMEX serves in the energy community for the next 30 years."

Mr. Bolling resides in Livingston, NJ, with his wife Adrienne and son Eric Chase. This past November, he held a fundraiser for the Widows and Children of the NY Firefighters. During the summer, he serves as a mentor to the MBP Clearing Corp. summer intern program.

At Large
*Richard Buccellato (BUCC)

Richard Buccellato has both trading experience and diverse business interests which make him a strong candidate for a position on the board. "Bucc," as those at the Exchange know him, has been a NYMEX member since 1974, a COMEX member since 1979 and a COTTON member since 1977. In 1972, the inception of his career, he worked as a clerk for a floor operation owned by his brother, Victor. In the last 30 years he has operated a floor brokerage operation, a clearinghouse for locals, B&B Commodities, and a self-clearing house, Bucc Trading Corp. 007, which is still active today. During his tenure, he has served on numerous committees and currently serves on both the NYMEX adjudication and finance committees. In addition, he has been a director of the Commodity Floor Brokers and Traders Association since its origination.

Mr. Buccellato has diversified business experience and interests. He has owned and managed many businesses related to the Internet, real estate, insurance and manufacturing industries, which have profited in important sectors of our economic structure. For example, HMS offers invaluable insurance coverage to homebuyers via realtors on a national basis. His solely owned company, Buccel, owns the exclusive right to sell the HMS plan to buyers in the eight states that comprise the Northeast Corridor. Additionally, Mr. Buccellato is co-owner of Seal Brand Products, an import/export manufacturer of a wide variety of patented plastic products currently being offered on the QVC Network and on the shelves of your local supermarket.

His trading experience and diversified business interests merged in 1999 when he was the first to bring electronic trading in equities to our downtown area. Although he was raised prior to the Internet revolution occurred, Mr. Buccellato's vision of an ever-changing economy and trading industry led him to enter a partnership with Tradescape Corp., a premier securities electronic trading platform company in 1999.

While he is proud of his accomplishments in businesses unrelated to trading, our industry remains his focus and passion. He recognizes that it has been the trading industry which has afforded him unlimited opportunities, both professionally and personally. With this recognition has come a sense of gratitude and loyalty to our industry as a whole.

                                                           (continued on page 6)

6                                                               The Opening Call
--------------------------------------------------------------------------------
BOARD ELECTION FOCUS 2002

(continued from page 5)
At a time when the board must be acutely aware of external factors and the ramifications of becoming a for-profit corporation, Mr. Buccellato realizes that sometimes, what is best for the entity is not necessarily what is best for its members or stockholders. He stresses that the transient nature of our industry requires that its board members not only possess the insight to anticipate and react to the inevitable changes the future will bring, but also the conviction to defend and protect the rights of those who have made this industry what it is today.

Mr. Buccellato was raised in Bensonhurst, Brooklyn. He attended Lafayette HS, and Pratt Institute of Art, and is an alumnus of Mondell Institute of Architecture. He and his wife, JoAnn, have four daughters and have resided in Holmdel, NJ, for over 20 years. He believes that his strongest qualities are loyalty and common sense, and that they both are derivatives of being street smart.

Strongest Philosophy: "Don't live to work, work to live."

Greatest Accomplishment: Creating with his wife a family that consists of individuals who never forget the importance and value of family.

At Large
*Daniel Dicker (DANO)

The last 10 months have seen new leadership at NYMEX address, if not resolve, many of the issues that inspired my previous run for a board seat last year. e-NYMEX, a potentially crippling financial burden has been effectively abandoned. In addition, the cutting of staff and the reduction in unnecessary expenses have made the exchange profitable once again this year, if only marginally so. The heroic efforts of our leadership allowed us to move swiftly and decisively beyond the tragedy of 9/11, minimizing our financial exposure and helping us all cope with our personal losses. The strength of our seat prices reflects some of this progress we have made.

Yet, one cannot help but feel that the recent health of our organization is due more to good fortune than good foresight. The hiccups in the restructuring of the IPE, the questions of liquidity on the ICE, but particularly the rapid demise of Enron and its E-Online platform have all contributed to making our exchange the premiere vehicle for energy trading and risk management. But I fear that this advantage will not last long unless we actively pursue our "lucky" circumstances.

As Washington and the business community recoil from Enron and its freewheeling, undisciplined, unregulated business model, our exchange and its business practices should stand in sharp contrast; we are federally regulated and all trades are guaranteed by our clearinghouses. The opportunities for political support and widespread recognition have never been greater. Further, this newly found support could become an excellent springboard for expansion - not only in our clearinghouse structure, but also into new contracts. In particular, I have continued to urge that NYMEX reintroduce electricity futures. The national deregulation of electricity, although slowed by the California crisis, will nonetheless continue. In my view, electricity represents our best opportunity for a new, long-term, continually profitable group of contracts - particularly since the playing field of viable electricity commodity instruments has again been emptied by Enron's collapse.

I believe that we have only begun to tap our full potential. Mergers, IPO's or other wishful restructurings will become more than mere rumor when we come closer to realizing that potential. I ask for your support to so that I may help our exchange accomplish that.

Mr. Dicker resides in Great Neck, NY, is married with two children, Samuel and Rachel. He has a BA from Stony Brook University and has been a NYMEX member since 1984. He owns two memberships.

FCM
*Richard M. Schaeffer (SHAF)

Richard M. Schaeffer, treasurer of NYMEX since 1993, has been a member of the NYMEX Board since March 1990 and an executive committee member since 1992. He has been an active exchange member and seat owner since 1981. He is the Director of Global Energy Futures for ABN Amro, Inc., and has been a conferring member on behalf of the company and its predecessor, Chicago Corp., since 1987 on all of the New York exchanges.

Since becoming a member of the executive committee, Mr. Schaeffer has played a key role in such critical issues as the demutualization of the exchange, the NYMEX/COMEX merger (as a member of the negotiating committee), the relocation to the new facility (as a member of the project management committee), and the development and introduction of new projects. Along with two other board members, he is currently spearheading the drive to devise direct distribution to shareholders of profits generated through the expansion of the NYMEX ACCESS trading rights.

Despite his heavy involvement with executive committee issues, Mr. Schaeffer also serves as the chairman of a number of major exchange committees. As treasurer and chairman of the finance committee, he has created fiscal responsibility at the staff level that has resulted in millions of dollars in budget reductions - money that was distributed back to the members through the rebate program. Member benefits have also increased dramatically.

Mr. Schaeffer is also chairman of the clearing house committee and margin committee and believes that the exchange's core clearing services and expertise will be key to its success in over-the-counter initiatives.

He traded as a local until 1982, when he formed Star Futures Inc., a floor brokerage business, and was an operating partner through 1986. In 1985, he took on the challenge of developing and running Collins Commodities' New York operation. In 1987, he became a partner in the Chicago Corp., founding its clearing operation on all of the NY exchanges and developed an institutional clearing business for its NY office. In 1990, he became a director, and was put in charge of the NY branch.

As someone who, in his current position, is responsible for the largest energy floor operation in the world, Mr. Schaeffer feels the future of open outcry is "my number one priority not only because of how I got to this business, but, more importantly, because my future success and livelihood depends on the growth of the floor."

He graduated from the University of Maryland with BS in business administration, majoring in accounting and later became a partner with the firm Schaeffer, Schaeffer & Schwartz, CPA, PC.

He believes that this years of board and executive committee service have given his in-depth insight into and first-hand knowledge of the workings of the exchange as well as areas for potential improvement and expansion. Yet, having just completed his fourth term, his ideas remain fresh and innovative, and he feels he offers creative solutions to the issues surrounding exchange growth and profitability well into the 21st century.

Mr. Schaeffer believes that the enormous challenges and increased competition facing the exchange can only be met through a strong relationship between the board and membership. Throughout his service on the board, he has placed a premium on maintaining close communication with the membership, and continues to encourage member input. By working on innovative new projects, developing significant new contracts, and working to open new markets around the world, continued growth is assured, and each and every member will benefit from the exchange's good fortune and well-deserved reputation in the financial community. He says, "we've come a long way since I became a member of this exchange, but we still have a long way to go and we can only continue to do it with the full involvement of our membership."

Members campaign statements are printed as a courtesy and do not represent the opinion of CFBTA.

IN BRIEF ...

A moment of silence was held on the trading floor in mid-February in memory of trader Bob (BS) Sweeney.

MINI-CONTRACTS
NYMEX and the CME will begin trading the first mini-energy contracts this summer on the CME's GLOBEX trading platform.

DONATION ANNOUNCED
At the CFBTA January meeting, $2,500 was approved for donation to each of the exchanges' respective September 11 funds.

ANNUAL ELECTIONS
Electon of CFBTA officers/directors will take place April 29 at the annual meeting, 10th floor, 1 North End Ave.

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                                        VICE CHAIRMAN (One three-year term)

ROBERT COAKLEY (SWIM)

[PHOTO OF ROBERT COAKLEY]


Robert Coakley graduated from Fordham University in 1985 with a bachelor of science degree in accounting and a bachelor of science degree in finance. While at Fordham University, he was a 1984 Olympic trials qualifier in the 1500 meters swim.

Upon his graduation from Fordham, Mr. Coakley went to work for Neuberger and Berman's risk arbitrage group. In 1987, he joined the retail arm of the International Trading Group's commodity options sales department. In this position, he became intricately involved in New York Mercantile Exchange futures and options trading. His success in the energy retail sector convinced Mr. Coakley that he could best save his clientele from the Exchange trading floor. In 1990, Mr. Coakley became an Exchange member.

Currently, Mr. Coakley is the president of Win Futures Inc., a brokerage firm which transacts business in the Crude and heating oil futures markets. He is also an active trader in the crack spread area and in the unleaded gasoline ring.

Mr. Coakley was elected to the Exchange board of directors in 1999 in the at-large category. As an incumbent member of the board, Mr. Coakley could have opted to seek re-election from his current at-large category, but feels that he can be a more effective board member and make an even greater contribution to the Exchange's future as its vice chairman.

Mr. Coakley is presently the chairman of the floor, settlement, training and education, and members benefits committees. Mr. Coakley is also the vice chairman of the finance and control committees. As an Exchange member for the past decade, he has served on almost every committee, and is thoroughly familiar with all of the Exchange's operational and managerial divisions. Mr. Coakley is presently working with the information services department to introduce a hand-held wireless NYMEX ACCESS(R) system to be used on the floor to trade the Henry Hub swap contract. Mr. Coakley believes his understanding of technology and the Exchange's systems will be very helpful in the future of developing systems needed to integrate the floor and enhance open auction outcry trading. In addition, after the events of September 11, Mr. Coakley created a building emergency evacuation team to account for everyone in the building as well to ensure a quick response to unanticipated emergencies.

Mr. Coakley believes that the Exchange's future growth will come from the creation and introduction of new tradable instruments that are directly pegged to its current liquid product mix. These new trading instruments will attract a larger universe of participants that to date have not availed themselves to our menu of energy products. Currently, Mr. Coakley is working on a new product, which, in his opinion will markedly increase trading volume that will benefit every segment of the membership of both divisions and their users.

Mr. Coakley believes that the recent Enron saga has presented the Exchange with new opportunities, and, if elected vice chairman, he fully intends to use his new position to ensure that the membership will get its fair representation and an outspoken voice to secure these opportunities.

Always the optimist, Mr. Coakley has not given up on a viable NYMEX Division electricity contract. If elected and imbued with this new authority, Mr. Coakley intends to revisit the possibility of creating a contract that will provide this energy sector with a viable hedging instrument.

Mr. Coakley understands that as vice chairman you must have a working relationship with the chairman. He believes he has proven this with the instrumental role he played working side by side with Exchange Chairman Vincent Viola in the re-opening of the Exchange after the September 11 attacks.

Mr. Coakley has extended his swimming experience into the charitable arena through his active involvement with Swim Across America, a non-profit organization which raises money to fight cancer. He serves as the treasurer on Swim Across America's board which donates approximately 90 cents on the dollar to cancer research. He is the founder of the Hudson River Swim, which has raised $3.7 million for cancer research at Memorial Sloan Kettering's Swim Across America Lab.

Mr. Coakley also enjoys teaching scuba diving, he holds a master scuba diver trainer instructors rating with PADI. He also holds a United States Coast Guard 100 ton Masters Captains License. Mr. Coakley is the owner of Kitchell Developers, which builds homes in New Jersey. Mr. Coakley currently lives in New Jersey with his wife of seven years, Lisa.

TOP

MITCHELL STEINHAUSE (STEN)

Mitchell Steinhause has been the Exchange vice chairman for the past two

[PHOTO OF MR. STEINHAUSE]

years and a member of the Exchange since 1975, working as a floor broker for 15 years and for the last 12 years as a local. He received his bachelor of arts degree from the University of Pittsburgh and holds a master of business administration in accounting from St. John's University.

Mr. Steinhause was first elected to the board in 1992 and has been a member of the executive committee for the past eight years. Mr. Steinhause says it is his practical approach to committee work and problem-solving that resulted in successful accomplishment of many significant projects during his board tenure.

He says, "My involvement with Exchange projects have been extensive over my 10 years on the board. I served on the NYMEX/COMEX merger negotiating committee and played an integral role on the project management committee in the construction of our present building. As chairman of the member benefits committee, I take great pride in having introduced many of the benefits we enjoy today."

Mr. Steinhause currently serves as chairman of the facilities, business conduct, and equity holders committees and is a member of the compliance review, local advisory, and COMEX governors committee. He was the vice chairman of the finance committee for seven years.

Mr. Steinhause says, "Each year the challenge to the Exchange grows. New technology allows electronic trading systems to attack our open outcry system. I'm a firm believer in our method of trading which provides liquidity and transparency that cannot be rivaled. It provides a marketplace where all of our constituents, futures commission merchants, oil companies, floor brokers, and locals, can most efficiently accomplish their business."

Mr. Steinhause points out that despite his veteran service, he has remained open to innovative ideas as well, in supporting the Exchange's restructuring into a for-profit corporation and in listening to customer needs and responding by providing them with trading-at-settlement, larger order execution, and exchange of futures for swaps. He says, "The ability to listen to our membership is where I provide the greatest value to the Exchange. The ability to adapt to change is most important, and I believe I have proved that I have that over my 27 years as a member."

Mr. Steinhause continues to live up to the commitment he made during his last campaign of trading in the ring everyday and acting as a bridge that unifies all of the Exchange's business sectors so that their voices are heard. He says, "My experience and integrity allows me to confront each problem in a sensible, fair, and even-handed manner. The vice chairman needs to be a businessman who will remain level-headed under any scenario. After 27 years in the business, I believe I am that person."


TOP

                          PUBLIC (One three-year term)

MELVYN FALIS

[FALIS PHOTO]

Melvyn Falis currently serves as a public director on the Exchange board of directors and is seeking re-election in that capacity.

He says, "The Exchange is entering the most critical stage in its long existence. As a result of the recent approval by Congress of legislation affecting the manner in which commodities are traded throughout the world, the Exchange must not only maintain its competitive edge with other exchanges, but as a matter of greater importance, act to withstand direct competition from private industry."

Mr. Falis says he has been dedicated to the Exchange community for more than 20 years. He previously served as general counsel of the Exchange and was a principal author of the heating oil contract.

In that capacity, he met with each of the Commodity Futures Trading Commission
(CFTC) commissioners to ensure that the Exchange and its members be given the opportunity to achieve that historic breakthrough in the oil industry. Prior to serving as the Exchange's general counsel, he was commodities and securities counsel for one of the largest futures commission merchants (FCMs) in the world. In that role, he coordinated the FCM's business development plans in Latin America, Europe, and Asia. He appeared before the House and Senate to testify on changes in business outlook and commented on various business proposals offered by Congress on both commodities and securities. While continuing his representation of all facets of the commodities industry, Mr. Falis additionally serves as a public member on the board of directors of the Commodity Floor Brokers and Traders Association (CFBTA).

Mr. Falis says, "The Exchange must have the foresight to contend with an industry that is changing dramatically and will so continue in the foreseeable future. Keeping pace with other exchanges is simply not enough, anymore. Achieving the established goals requires a most vigorous and unrelenting effort, which I pledge to continue."

TOP


               FUTURES COMMISSION MERCHANT (One three-year term)

RICHARD SCHAEFFER (SHAF)

Richard M. Schaeffer, treasurer of the New York Mercantile Exchange since 1993, has been a member of the board of directors since March 1990 and an executive committee member since 1992. He has been an active Exchange member and seat-owner since 1981. He is director of global energy futures for ABN Amro, Inc., and has been a conferring member on behalf of the company and its predecessor, Chicago Corp., since 1987 on all of the New York commodity exchanges.

[SCHAEFFER PHOTO]


Since becoming a member of the executive committee, Mr. Schaeffer has played a key role in such critical issues as the demutualization of the Exchange, the NYMEX/COMEX merger (as a member of the negotiating committee), the relocation to the new facility (as a member of the project management committee), the introduction of NYMEX ACCESS(R) (as chairman of the NYMEX ACCESS(R) advisory committee), and the development and introduction of new products. Along with two other board members, he is currently spearheading the drive to devise direct distribution to shareholders of profits generated through the expansion of the NYMEX ACCESS(R) trading rights.

Despite his heavy involvement with executive committee issues, Mr. Schaeffer also serves as the chairman of a number of major Exchange committees. As treasurer and chairman of the finance committee, he has created fiscal responsibility at the staff level that has resulted in millions of dollars in budget reductions -- money which was distributed back to the members through the rebate program. Through the work of the finance committee under Mr. Schaeffer's guidance, member benefits have also increased dramatically.

Mr. Schaeffer is also chairman of the clearing house committee and margin committee and believes that the Exchange's core clearing services and expertise will be the key to its success in over-the-counter initiatives.

Mr. Schaeffer traded as a local on the Exchange until 1982, when he formed Star Futures Inc., a floor brokerage business, and was an operating partner through 1986. In 1985, he took on the challenge of developing and running Collins Commodities's New York operation. In 1987, he became a partner in the Chicago Corporation, founding its clearing operation on all of the New York exchanges and developed an institutional clearing business for its New York office. In 1990, he became a director, and was put in charge of its New York branch.

As someone who, in his current position, is responsible for the largest energy floor operation in the world, Mr. Schaeffer feels the future of open outcry is "my number one priority, not only because it is how I got into this business, but, more importantly, because my future success and livelihood depends on the growth of the floor."

Mr. Schaeffer graduated from the University of Maryland with a bachelor of science degree in business administration, majoring in accounting. He later became a partner with the firm Schaeffer, Schaeffer & Schwartz, C.P.A., P.C.

Mr. Schaeffer believes that his years of board and executive committee service have given him in-depth insight into and first-hand knowledge of the workings of the Exchange as well as areas for potential improvement and expansion. Yet, having just completed his fourth term, his ideas remain fresh and innovative, and he feels he offers creative solutions to the issues surrounding Exchange growth and profitability well into the 21st century.

Mr. Schaeffer believes that the enormous challenges and increased competition facing the Exchange can only be met through a strong relationship between the board and membership. Throughout his service on the board, Mr. Schaeffer has placed a premium on maintaining close communication with the membership, and continues to encourage member input. By working on innovative new projects, developing significant new contracts, and working to open new markets around the world, continued growth is assured, and each and every member will benefit from the Exchange's good fortune and well-deserved reputation in the financial community. He says, "We've come a long way since I became a member of this exchange, but we still have a long way to go and we can only continue to do it with the full involvement of our membership."

TOP

                          LOCAL (One three-year term)

KEVIN T. MCDONNELL (KMAC)

[PHOTO OF KEVIN MCDONNELL]    Kevin McDonnell has been a member of the Exchange
                              for more than 18 years, two as a floor broker and the past 16 years trading for his own account.
                              During this time, he has seen first-hand how the Exchange has grown and prospered. He has been a member of the board of directors for the past three years. He has been crucial to bringing the Brent crude oil futures contract to the trading floor as chairman of the crude oil advisory committee. He is also co-chairman of the local advisory committee and the NYMEX ACCESS(R) advisory committee.

                              Prior to his board service, Mr. McDonnell served on the following committees: finance, membership, floor, settlement, and crude oil advisory.

Before becoming a member of the Exchange, Mr. McDonnell was employed as an account executive for a large futures commission merchant, and later as a cash and futures trader for an off-the-floor oil trading company.

With his past experience and knowledge of the industry, Mr. McDonnell believes that he has the experience necessary to properly represent the membership as a director of the Exchange.

With the threats of business leaving the Exchange for the over-the-counter market and of electronic trading, Mr. McDonnell feels that the Exchange faces continued challenges in the near future and these challenges must be faced together by the floor community and the off-the-floor traders. He says, "In order for the Exchange to continue to prosper and be a leader in the industry, business needs to be transacted on the floor of the Exchange."

He explains that for both floor and off-the-floor traders, the Exchange provides the following critical roles:

- Instant price discovery
- The elimination of counter-party risk
- Liquidity

Mr. McDonnell believes that, because of these factors, the floor is the "first and best" option for all traders involved in the Industry. He feels his diverse experience and professional background in all different areas of trading will allow him to excel as a board representative of all of the various categories of members as well as its customers.

Mr. McDonnell is a graduate of Fordham University with a bachelor of science degree in accounting and finance. He currently resides in Katonah, New York, with his wife, Nancy, and five-year-old daughter, Clara.

TOP

                       FLOOR BROKER (One three-year term)

VINCENT P. GREENAN (VENO)

[PICTURE OF VINCENT P. GREENAN]

Mr. Greenan was born and raised in the Inwood section of Manhattan. He graduated from Manhattan College in 1982 with a degree in business. During those years, he worked part-time to assist in the payment of his tuition expenses.

Mr. Greenan and his wife, Denise, have two children: Ryan, 12 and Jillian, 7.

After his graduation, Mr. Greenan started with Gerald Commodities, Inc. in 1982 under the tutelage of Julie Raber, Michael Clancy, and Robert Norchi. He says, "It was a time of significant growth at the Exchange, and through hard work and determination, I became a member in 1983. I have been a member in good-standing continuously since that time."

In 1985, Mr. Greenan started working for Man Financial for whom he has worked diligently for 17 years. He is an assistant vice-president of the firm. He says, "Man has been a major contributor and marketer to the energy environment in many ways. They own 15 seats on the Exchange, and they have supported and fully staffed all of our core contracts from their inception. Man currently employs approximately 60 people on the floor alone. Most recently, Man contributed $250,000 to the NYMEX Charitable Assistance Fund to assist the families of victims of the September 11 terrorist attack who were associated with the Exchange. It was also during the events following September 11 that Man supported the use of the web-based version of NYMEX ACCESS(R) to provide a trading vehicle for price transparency during those trying times, thus helping the Exchange reestablish itself as the major window for pricing energy contracts."

Mr. Greenan has served on a number of committees, which include: floor, settlement, membership, arbitration, and facilities. He says, "They have all proved to be enriching and rewarding experiences."

It is Mr. Greenan's objective at this time to become more involved in the decision-making process at the Exchange. He has been a floor broker for 19 consecutive years on the Exchange and would like to bring the floor and customer bases together to achieve the common goal of working together to make the New York Mercantile Exchange the primary place to achieve price transparency, liquidity, and neutrality.

He says, "I have served both Man and the Exchange with fairness and integrity and I vow to make every effort to make the energy community an enjoyable place to meet our business objectives. This will result in an exchange we all can be proud to be a part of for many years to come. I would like to appeal to the members at this time to give me their support, so that I can prove to them that my candidacy was well-deserved. I am looking forward to reaching out and listening to all members of the energy community and equity holders to help keep the Exchange healthy and strong."

TOP

STEVEN J. KARVELLAS (KVL)



[PHOTO OF STEVEN J. KARVELLAS]     As an independent, self-employed member,
                                   Steven Karvellas earns his livelihood all
day, every day on the trading floor. He is a seat-owner on both the NYMEX and COMEX Divisions of the Exchange, and has also been successful in business ventures away from the trading floor.

Mr. Karvellas says, "In short, I offer experience, independence, a proven track record of fighting for member interests, and a firm understanding of member needs and the needs of this Exchange in order to stay healthy and vital, providing expanded opportunities for all members."

After majoring in finance at the University of Pennsylvania, Mr. Karvellas started his career on the trading floor in 1981 as a clerk. He became a COMEX member in 1984, and a NYMEX member in 1990. His business is primarily in the natural gas ring, representing a diverse customer base.

Mr. Karvellas was elected to the Exchange board in 1996, previously serving on the COMEX board and executive committee prior to its merger with NYMEX. He has been active in many committees, and currently serves as chairman of the natural gas advisory, floor broker advisory, and adjudication committees. He has served on the Exchange executive committee since 1998, having been selected to serve four times by his fellow board members, this year on a reduced committee of only five members.

Based on Mr. Karvellas's experience as a member as well as a board member, he believes that the most important issue facing the Exchange today is to place it at the top of the list of the world's energy trading forums. He says, "We need to be agile in how we compete, make the most of our strong brand identity, reputation and customer recognition, and not concede any part of the energy trading marketplace to any competitor without a fight."

Initiatives that Mr. Karvellas plans to continue to work towards include expanding the Exchange lines of business into over-the-counter trading and clearing, taking the competition head-on. He says, "With our current, dynamic leadership we will continue to pursue increased trading opportunities for our membership by introducing e-mini contracts on an electronic platform with a close tie-in to the trading floor for member trading opportunities. Enhancing our trading floor technology to sustain the continued vitality and competitiveness of open outcry trading, not for two years or five years, but forever, has been a continuing focus of our business initiatives.

"While the Exchange needs to invest in itself, we also need to return to the principles of financial prudence that govern all successful businesses and recognize the need to maintain profitability and shareholder value. My experience as an independent businessman, not owing allegiance to any group or company, allows me to carry on focusing on the best interests of the Exchange and its membership."

Mr. Karvellas continues, "The shocking collapse of Enron indicates that our exchange does wear a white hat in the financial world. We illustrate how markets should operate, honestly and with openness and transparency that gains the public's trust. Re-electing me will help to ensure that our positive message is broadcast in the press and throughout the government."

Mr. Karvellas says he asks for members' votes, knowing that they have a choice. He says, "I have a proven record of working closely and effectively with our new management. I am a no-nonsense businessman, not a politician, and I will represent you to the very best of my abilities."

TOP

                 TRADE (One three-year term; one two-year term)

STEPHEN L. FORMAN

                     Stephen L. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. Throughout his 28-year career, he has advanced in the industry holding various positions covering a broad range of functionality both in operations and trading.

                     He currently is the conferring member and deputy managing director of tangible commodities of FIMAT USA, Inc., a wholly owned subsidiary of the Societe Generale Group. Fimat is currently ranked fourth among Exchange clearing members in clearing customer business.

[FORMAN PHOTOGRAPH]


Over the years, Mr. Forman has served on various Exchange committees and currently serves as a member of the COMEX Division panel on the business conduct committee, as well as a board member of the New York Board of Trade Clearing Corporation.

During his tenure, he has served on many Futures Industry Association operations committees, the board of directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992.

Mr. Forman feels that he can provide a broadened awareness of industry insight as an Exchange board representative. "There are many challenges that still face us, such as maintaining open outcry, creative technology, innovative product development, and cost reduction, to name a few. Most importantly, the membership has to be confident that the candidates they choose will represent their collective concerns and be able to communicate a bipartisan agenda for discussing and resolving issues that affect us all."

Mr. Forman is married and has three children, Alyssa, 20, Gregory, 17, and William, 1, and resides in New Jersey.

TOP

ANTHONY GEORGE GERO (ANT)

Anthony George Gero is a senior vice president of Investments, first vice president of the futures division, and a president council member of Prudential Securities. Mr. Gero is also a first vice president of Prudential Securities, Inc.

Mr. Gero has been a member of the Exchange since 1966 and has served on the board of directors for 19 years. He is currently the chairman of the Exchange's government relations, stock and index futures, European advisory, Asia-Pacific, and Latin America committees. He is also a member of the futures commission merchant (FCM), metals, membership, business conduct, petroleum delivery, compliance review and adjudication committees, as well as many other sub-committees. He is the former chairman of the Exchange's finance, new products, and presidential search committees and was also a previous member of the executive committee. As chairman of the 1988 benefits committee, Mr. Gero pioneered the members' retention and retirement plan and insurance for members. He guided the clearing house committee in revising the clearinghouse rules, for which the board of directors adopted a special resolution of commendation. He also serves on the FCM committee of the Futures Industry Association.

Mr. Gero is a member of all of the divisions of the New York futures exchanges, as well as the American Stock Exchange, and serves on the finance, admissions, and nominating committees for other exchanges. In 1988 and 1991, Mr. Gero served as chairman of the Exchange nominating committee. Recently, he headed the New York Board of Trade nominating committee. For more than 10 years, he was an allied member of the New York Stock Exchange, and a member of its hearing board. He now serves on its arbitration panel. He also authored the book Precious Metals.

Mr. Gero is presently the chairman of the Commodity Floor Brokers and Traders Association, which includes members of all of the New York futures exchanges. He also served as a director of the Commodities Exchange Center and is the secretary of Futures and options for Kids. He was elected to the board of the FINEX and the New York Cotton Exchange in 1995. Commodity Clearing Corp. elected him to its board in 1996. The International Precious Metal Institute elected him a member of its board in 1999.

Previously, Mr. Gero served as a member of the joint task force, steering committee, swap and over-the-counter derivative product committees of the Security Industry Association. Mr. Gero was a director of research and director of international divisions of several New York Stock Exchange firms.

Mr. Gero was graduated from New York University School of Commerce. He received his investment banking certificate from the Investment Bankers Association at the Wharton School in 1965, and is an associate of the Institute of Financial Accounting of Great Britain. Formerly, he taught a commodity trading course at the New School. He is fluent in five languages and his former currency review was published in three of them.

Mr. Gero lives in New York City with his wife, Gale; stepson, Mark; and daughter, Danielle.


TOP

                      EQUITY HOLDER (One three-year term)

JOSEPH CICCHETTI

[PHOTO OF JOSEPH CICCHETTI]

Joseph Cicchetti has traded commodities on the Exchange for more than 27 years. He is a member of the New York Mercantile Exchange and the New York Board of Trade. He developed the Tradewise Technical System for the education of professional ring traders and brokers, and created "MarketWatch" a technical trading report used by over 400 New York Mercantile Exchange traders daily. Early in 1977, he created advanced technical concepts and strategies for trading commodities and stocks. With the advent of the CPU and increased software developments, Tradewise has evolved into a leader in the production of technical trading reports and educational services.

Mr. Cicchetti is an educator and lecturer, conducting public and private seminars on the art of technical trading. He is also a professional instructor for the Exchange's ring traders. He is a member of the training and education committee and technology committee. He also served for many years as a veteran member of the business conduct committee and floor committee.

He is running for re-election as an equity representative on the board of directors.

Mr. Cicchetti is registered as a commodity trade advisor, a floor broker, and a business information newsletter publisher. He is associated with the largest commodity clearinghouses, affiliated with members of the New York Stock Exchange, the American Stock Exchange, and the Philadelphia Stock Exchange. He is currently trading, managing and consulting with some of the larger futures and NASDAQ day-trading operations located in the Exchange building. He is an original member of the Exchange equity advisory committee.

TOP

JAMES MINDLING

[PHOTO OF JAMES MINDLING]

James M. Mindling brings a diverse background of business and personal experience to the Exchange.

An Exchange member since 1979, he offers the perspective of a commodity insider, as well as the view of someone outside the industry: a person who is willing and able to consider new approaches and solutions, someone who has been involved in other types of businesses and projects, requiring the development of creative, imaginative, and workable ideas.

Mr. Mindling says he offers the perspective of a paradigm-breaker, one who is willing to make changes, or at least consider them, to
[PHOTO OF MR. MINDLING]   bring the Exchange into the new century.

Mr. Mindling says that the board has many people who know the Exchange and the commodity business. However, he feels that it also needs thinking beyond the Exchange, off-the-floor, outside of the everyday trading community; This includes more creative marketing and business thinking and the implementation and integration of the Exchange's current product structure into new markets.

Mr. Mindling feels that global partnering, including electronic and floor trading, is a business that must be forward-looking and innovative, and it is toward this goal that he proposes his election to a position on the board.

Mr. Mindling's commodity experience began while working for E.F. Hutton, on the International Monetary Market of the Chicago Mercantile Exchange as a trader/broker. After that, he worked in Los Angeles with Paramount Pictures, coordinating their merchandising and licensing for all motion picture and television productions. Concurrently, he owned and operated a wholesale tour company, based in Los Angeles, and Beverly Hills, California. The company concentrated primarily on student tours to Europe, and entertainment road tours.

From 1988 until 1994, he traded both on and off the Exchange floor, and served as an Exchange committee member.

In 1994, he turned to commercial real estate development, concentrating primarily on projects in Aspen, Colorado. During his time in Aspen, he developed a shopping center, operated a motion picture theater and marketed a riverfront ranch.

Mr. Mindling lives in Weston, Connecticut, with his 5-year-old daughter. In Vermont, where he also has a residence, he is a member of the Sage City Syndicate, which assists in development of the North Bennington, Vermont area. Jim as also been an integral part of a group, which developed a new athletic facility for academically and emotionally challenged children in Ramat Hadassah, Israel.

TOP

ROBERT SAHN

[PHOTO OF ROBERT SAHN]

Robert Sahn has been a member of the New York Mercantile Exchange for 20 years. Prior to joining the Exchange, Mr. Sahn studied agriculture at Arizona State University. Mr. Sahn started his career on the floor with Heinhold Commodities. Mr. Sahn then founded RIS Commodities, which was one of the largest floor operations, employing 60 individuals and possessing 10 memberships. He was also the first member of the Exchange to become a member of the International Petroleum Exchange in London. At present, Mr. Sahn is an associated person with DPM Futures, an introducing broker active in all commodities traded on the Exchange.

Mr. Sahn was recently asked his opinion on the present Exchange environment. "My main interest is in maintaining the floor as a viable place to earn a living," Mr. Sahn said.

"I am seeking to retain the seat values and lease values as high as possible. I believe you accomplish that through new product introduction, variable contract size such as mini-contracts, and consistently upgrading the efficiency of the floor operation," he stated.

Mr. Sahn is also concerned over rumors that the Exchange is in discussions with the IntercontinentalExchange. He believes that this is not in the best interests of the membership.

Mr. Sahn also said, "Several electronic exchanges have emerged with the backing of industry participants. It is important that the Exchange retains its 'third party' autonomous relationship with the market so there are no questions of biased behavior."

On future technology, Mr. Sahn stated, "The Exchange should continue to develop an electronic platform that complements the open outcry system. This platform should update the efficiency of present clearing operations as well as increase market share in the fast-growing energy over-the-counter markets."

Mr. Sahn also feels that communications between the Exchange board and its membership should also be increased. Minutes should be published and distributed within two days of a board meeting, he says.

Mr. Sahn believes, with these ideas, the value of the memberships will continue to strengthen and the New York Mercantile Exchange will continue to be the leader in the global energy markets.

TOP

                        AT-LARGE (One three-year term)

ERIC BOLLING (RBI)

                         Eric Bolling has been a member of the Exchange since
                         1988. He currently owns three seats on the NYMEX
                         Division. Mr. Bolling serves on the natural gas
                         advisory and local advisory committees. In the past, he
                         has also served on the adjudication, floor, and options
        [PHOTO OF        advisory committees. Additionally, he is both a seat
      ERIC BOLLING]      owner and member of the COMEX Division and the New York
                         Board of Trade.

                         Mr. Bolling began at the Exchange as a floor broker for SHB Commodities in 1988. Previously, he worked for Mobil Oil as a marketing representative. His career in the energy industry began after a shoulder injury ended his career with the Pittsburgh Pirates in 1985. He received a bachelor of arts in economics from Rollins College in Winter Park, Florida, in 1984.

Mr. Bolling says, "Two years ago, people were convinced that our open outcry system was a dinosaur about to become extinct. We were told that EnronOnline and other electronic platforms were the wave of the future. Today, the collapse of Enron has put the energy trading community and the Exchange on the front page of every newspaper."

Mr. Bolling believes that the advantages of doing business in an open outcry environment, where trading is completely transparent and strictly regulated, have finally become apparent to the world at-large. He is very conscious of the task at hand and is dedicated to giving 110% to integrating the best of open outcry with the best of electronic order routing in order to make the Exchange's markets as efficient as possible.

Mr. Bolling envisions a day when a trader can click on his computer and directly route his energy order to his broker in the pit, to the Exchange's e-mini platform or to the Exchange's over-the-counter platform. Mr. Bolling sees this as an opportunity that will open the door for "new players" to enter Exchange markets, which, in turn, will enhance its value. "I truly believe that the next three years will determine what role the Exchange serves in the energy community for the next 30 years," he says.

This past November, Mr. Bolling held a fund-raising event for the Widows and Children of the New York Firefighters Fund. During the summer, Mr. Bolling serves as a mentor through the MBF Clearing Corporation summer intern program.

Mr. Bolling resides in Livingston, New Jersey, with this wife, Adrienne, and son, Eric Chase, 3.

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RICHARD BUCCELLATO (BUCC)

                         Richard Buccellato has both trading experience and diverse business interests which he feels make him a strong candidate for a position on the board. Mr. Buccellato has been a NYMEX member since 1974, a COMEX member since

                              1979, and a New York Cotton Exchange member since
                              1977. He began his career in 1972, working as a
                              clerk for a floor operation owned by his brother,
                              Victor. In the last 30 years, Mr. Buccellato has
                              operated a floor brokerage operation; a
[PHOTO OF MR. BUCCELLATO]     clearinghouse for locals, B&B Commodities; and a
                              self-clearing house, Bucc Trading Corp. 007, which is still active today.

                              During his tenure, Mr. Buccellato has served on numerous Exchange committees. He currently serves on both the adjudication and finance committees.

In addition, since its origination, he has been a director of the Commodity Floor Brokers and Traders Association.

Mr. Buccellato has diversified business experience and interests in addition to those associated with the commodities industry. He has owned and managed many businesses related to the internet, real estate, insurance, and manufacturing industries, which have profited in important sectors of the economic structure. For example, HMS offers invaluable insurance coverage to home buyers via realtors on a national basis. Mr. Buccellato's solely owned company, Buccel, owns the exclusive right to sell the HMS plan to buyers in the eight states which compose the northeast corridor. Additionally, Mr. Buccellato is co-owner of Seal Brand Products, an import/export manufacturer of a wide variety of patented plastic products currently being offered on the QVC Network and on the shelves of local supermarkets.

Mr. Buccellato's trading experience and diversified business interests merged in 1999 when he was the first to bring electronic trading in equities to the downtown area. Although he grew up prior to the internet revolution, Mr. Buccellato's vision of an ever-changing economy and trading industry led him to enter a partnership with Tradescape Corp., a premier securities electronic trading platform company in 1999.

While Mr. Buccellato is proud of his accomplishments in businesses unrelated to trading, he says that the industry remains his focus and passion. He recognizes that it has been the trading industry which has afforded him unlimited opportunities, both professionally and personally. With this recognition, has come a sense of gratitude and loyalty to the industry as whole.

At a time when the board must be acutely aware of external factors and the ramifications of becoming a for-profit corporation, Mr. Buccellato realizes that sometimes, what is best for the entity is not necessarily what is best for its members or stockholders. He stresses that the transient nature of the business requires that Exchange board members not only possess the insight to anticipate and react to the inevitable changes the future will bring, but also the conviction to defend and protect the rights of those who have made this industry what it is today.

Mr. Buccellato was raised in Bensonhurst, Brooklyn. He attended Lafayette High School, and Pratt Institute of Art, and is an alumnus of Mondell Institute of Architecture. He and his wife, JoAnn, have four daughters and have resided in Holmdel, New Jersey, for more than 20 years. Mr. Buccellato believes that his strongest qualities are loyalty and common sense, and that they both are derivatives of being street smart.

He says his strongest philosophy is "Don't live to work, work to live." He considers his greatest accomplishment creating, with his wife, a family that consists of individuals who never forget the importance and value of family.

TOP

DANIEL DICKER (DANO)  Daniel Dicker has been a trader at the Exchange since
                      1984 and owns two NYMEX Division seats.

[DICKER PHOTOGRAPH]   He says, "The last 10 months have seen new leadership
                      at the Exchange address, if not resolve, many of the issues that inspired my previous run for a board seat last year. Developing new technology for enymex(SM), a potentially crippling financial burden, has been effectively abandoned. In addition, the cutting of staff and the reduction in unnecessary expenses have made the Exchange profitable once again this year, if only marginally so. The heroic efforts of our leadership allowed us to move swiftly and decisively beyond the tragedy of September 11, minimizing our financial exposure and helping us all cope with our personal losses.
                      The strength of our seat prices reflects some of the progress we have made."

Mr. Dicker says, however, that one cannot help but feel that the recent health of the organization is due more to good fortune than good foresight. These include the "hiccups" in the restructuring of the International Petroleum Exchange, questions of liquidity on the IntercontinentalExchange, but particularly the rapid demise of Enron and its EnronOnline platform, which have all contributed to making the Exchange the premiere vehicle for energy trading and risk management. He says, "I fear that this advantage will not last long unless we actively pursue our 'lucky' circumstances."

Mr. Dicker says, "As Washington and the business community recoil from Enron and its freewheeling, undisciplined, unregulated business model, our exchange and its business practices should stand in sharp contrast: We are federally regulated and all trades are guaranteed by our clearinghouses. The opportunities for political support and widespread recognition have never been greater. Further, this newly found support could become an excellent springboard for expansion -- not only in our clearinghouse structure, but also into new contracts. In particular, I have continued to urge that the Exchange re-introduce electricity futures. The national deregulation of electricity, although slowed by the California crisis, will nonetheless continue. In my view, electricity represents our best opportunity for a new, long-term, continually profitable group of contracts -- particularly since the playing field of viable electricity commodity instruments has again been emptied by Enron's collapse."

Mr. Dicker believes that the Exchange has only begun to tap its full potential. He says, "Mergers, initial public offerings, or other wishful restructurings will become more than mere rumor when we come closer to realizing that potential."

Mr. Dicker received a bachelor of arts degree in history from the State University of New York at Stonybrook in 1982. He and his wife, Barbara, reside in Great Neck, New York, and have two children, Samuel, 11, and Rachel, 10. In his spare time, he plays the trombone, enjoys chess, and builds high fidelity sound equipment. He also swims each year on the Exchange team for the Swim Across America fund-raising drive for cancer research.

TOP

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